SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement") is dated as of the 26th day of April, 2022 (the "Effective Date"), between **MEDIGAP HEALTHCARE INSURANCE AGENCY, LLC**, a Delaware limited liability company and any other Borrower added hereto from time to time (the "Debtor"), and **OAK STREET FUNDING LLC**, a Delaware limited liability company ("Oak Street").

WHEREAS, **SOUTHWESTERN MONTANA INSURANCE CENTER LLC**, a Montana limited liability company, **FORTMAN INSURANCE SERVICES, LLC**, an Ohio limited liability company, **ALTRUIS BENEFIT CONSULTANTS, INC**., a Michigan corporation, **EMPLOYEE BENEFITS SOLUTIONS, LLC**, a Michigan limited liability company, **US BENEFITS ALLIANCE, LLC**, a Michigan limited liability company, **UIS AGENCY, LLC f/k/a COMMERCIAL COVERAGE SOLUTIONS LLC**, a New Jersey limited liability company, **RELI EXCHANGE, LLC**, an Illinois limited liability company, and Oak Street have entered into that certain Master Credit Agreement dated as of April 3, 2019 (as amended and in effect from time to time, the "Credit Agreement"), pursuant to which Oak Street, subject to the terms and conditions contained therein, is to extend credit to the Borrower; and

WHEREAS, simultaneously herewith, in order to induce Oak Street to enter into a Fifth Amendment to Master Credit Agreement and Credit Documents (the "Amendment"), the Debtor is executing a Continuing Guarantee in favor of Oak Street;

WHEREAS, it is a condition precedent to Oak Street entering into the Amendment that the Debtor execute and deliver to Oak Street a security agreement in substantially the form hereof; and

WHEREAS, the Debtor wishes to grant security interests in favor of Oak Street as herein provided in order to induce Oak Street to enter into the Amendment.

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. <u>Definitions</u>. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement. The term "State", as used herein, means the State of Indiana. All terms defined in the Uniform Commercial Code of the State (the "Indiana UCC") and used herein shall have the same definitions herein as provided by the Indiana UCC if not otherwise defined herein or in the Credit Agreement.

2. <u>Grant of Security Interest</u>. To secure the prompt and complete payment, performance and observance of all of the Obligations, the Debtor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Oak Street a security interest in all of its right, title and interest in, to and under the following properties, assets and rights of the Debtor, wherever located, whether the Debtor now has or hereafter acquires ownership or other rights therein (all of the same being hereinafter collectively called the "Collateral"):

(1) all Insurance Policies associated with any Agency Agreements and/or Producer Codes, including, without limitation, any insurance policy commissions and other amounts paid or payable to the Debtor with respect to any Insurance Policies associated with such Agency Agreements and/or Producer Codes, together with any and all over-ride commissions, contingent commissions, inspection and claims service fees, other fees bonuses, other income, new policies or expirations, renewals, substitutions or modifications thereof, including, without limitation, any Insurance Commissions Collateral due on or after the date hereof and all commissions due before the date hereof

but received on or after the date hereof relating to such Agency Agreements and/or Producer Codes;

(2) the CCA and any Deposit account at any financial institution into which Insurance Commissions Collateral are deposited, together with all funds and claims to funds represented by such account;

(3) the Purchase Documents and all contract rights and rights to payment of money and Proceeds relating thereto;

(4) all business personal property of the Debtor of every kind and nature in which the Debtor now has or hereafter acquires ownership or other rights, including without limitation all Goods (including all Inventory, Equipment and any accessions thereto), Accounts, instruments (including Promissory notes), Documents (including any warehouse receipts), Chattel paper (whether tangible or Electronic chattel paper), Deposit accounts, all money, cash and cash equivalents, Letter-of-credit rights (whether or not the Letter of credit is evidenced by a writing), all Fixtures, securities and all other Investment property (including all Commodity accounts and Commodity contracts), Supporting obligations, contracts (including any insurance agency agreements and related contracts or agreements), any other contract rights or rights to the payment of money, insurance claims and Proceeds, Commercial tort claims, and all General intangibles including, without limitation, all Payment intangibles, patents, patent applications, trademarks, service marks, trademark and service mark applications, trademark and service mark registrations, trade names, copyrights, copyright applications, copyright registrations, software, websites, domain names, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Debtor, and all recorded data of any kind or nature related to any of the foregoing, regardless of the medium of recording including, without limitation, all data and software holding any records related to any of the foregoing; and

(5) all Proceeds and other rights to payment not otherwise included with respect to any of the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

When used herein the terms "Account", "Account debtor", "Chattel paper", "Commercial tort claim", "Commodity account", "Commodity contract", "Deposit account", "Document", "Electronic chattel paper", "Equipment", "Fixtures", "Goods", "Instrument", "Inventory", "Investment property", "Letter-of-credit rights", "Payment intangibles", "Proceeds", "Promissory notes", and "Supporting obligations" have the meaning provided in Article 8 or Article 9, as applicable, of the Indiana UCC.

3. <u>Authorization to File Financing Statements.</u> The Debtor hereby irrevocably authorizes Oak Street at any time and from time to time, at the Debtor's expense, to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Indiana UCC or such Jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Indiana UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organization identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the

Collateral relates. The Debtor agrees to furnish any such information to Oak Street promptly upon request. The Debtor also ratifies Debtor's authorization for Oak Street to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

4. Other Actions as to any and all Collateral. The Debtor agrees to take, at the Debtor's expense, any action reasonably requested by Oak Street to ensure the attachment, perfection and first priority of, and the ability of Oak Street to enforce, Oak Street's security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code of any jurisdiction, to the extent, if any, that the Debtor's signature thereon is required therefore, (b) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Oak Street to enforce, Oak Street's security interest in such Collateral, (c) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (d) taking all actions required by any earlier versions of the applicable Uniform Commercial Code or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction, and (e) if requested by Oak Street, executing and delivering any assignment (without servicing obligations) required by any third party which owes to the Debtor any Collateral in any format required by such third party in order to directly pay such Collateral to Oak Street.

5. Representations and Warranties Concerning Debtor's Legal Status. The Debtor represents and warrants to Oak Street as follows: (a) the Debtor's exact legal name is that indicated on the Certificate With Respect to Debtor and Collateral Locations attached hereto as Appendix I (the "Perfection Certificate") and on the signature page hereof; (b) if the Debtor is an entity, the Debtor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate; (c) if the Debtor is an entity, the Perfection Certificate accurately sets forth the Debtor's organizational identification number or accurately states that the Debtor has none; (d) the Perfection Certificate accurately sets forth the Debtor's places of business and, if more than one, Debtor's residence (if the Debtor is a natural person) or chief executive office (if the Debtor is an entity) as well as the Debtor's mailing address if different; (e) all other information set forth on the Perfection Certificate pertaining to the Debtor is accurate and complete; (f) if the Debtor is an entity, the Debtor has not been a party to any merger, consolidation or other similar transaction within the five (5) years preceding the date of this Security Agreement (other than those set forth in the Perfection Certificate); and (g) the Debtor has been known by no other legal name other than that set forth in the Perfection Certificate within the 5 years preceding the date of this Security Agreement.

6. Covenants Concerning Debtor's Legal Status. The Debtor covenants with Oak Street as follows: (a) without providing at least thirty (30) days' prior written notice to Oak Street (or such shorter period as Oak Street may agree in its sole discretion), the Debtor will not change its name, the Debtor's place of business or, if more than one, residence (if the Debtor is an individual) or chief executive office (if the Debtor is an entity), or the Debtor's mailing address or organizational identification number if it has one; (b) if the Debtor does not have a social security number or an employer identification number and later obtains one, the Debtor shall forthwith notify Oak Street of such social security number or employer identification number; and (c) if the Debtor is an entity, the Debtor will not change the Debtor's type of organization, jurisdiction of organization or other legal structure.

7. Representations and Warranties Concerning Collateral, Etc. The Debtor further represents and warrants to Oak Street as follows: (a) the Debtor is the sole owner of the Collateral and has the power to transfer each item of the Collateral, free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and the other Credit Documents and other liens permitted by the Credit Agreement; (b) none of the Collateral constitutes, or is the Proceeds of, "Farm products" as defined in §9.1-102(a)(34) of the Indiana UCC; (c) none of the Account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral; (d) the Debtor holds no Commercial tort claim except as indicated on the Perfection Certificate; (e) the Debtor has at all times operated the Debtor's business in compliance with all

applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances; (f) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete; (g) no effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by the Debtor in favor of Oak Street pursuant to this Agreement or the other Credit Documents; and (h) this Agreement is effective to create a valid and continuing security interest in and, upon the filing of the appropriate financing statements, a perfected security interest in favor of Oak Street on the Collateral with respect to which a security interest may be perfected by filing pursuant to the applicable Uniform Commercial Code. Such security interest is prior to all other security interests, liens and other encumbrances, and is enforceable as such as against any and all creditors of and purchasers from the Debtor. All action by the Debtor necessary or desirable to protect and perfect such security interest in each item of the Collateral has been duly taken.

8. Covenants Concerning Collateral, Etc. The Debtor further covenants with Oak Street as follows: (a) the Collateral, to the extent not delivered to Oak Street pursuant to Section 4 hereof, will be kept at those locations listed on the Perfection Certificate and the Debtor will not remove the Collateral from such locations, without providing at least thirty (30) days' prior written notice to Oak Street; (b) except for the security interest herein granted and liens permitted by the Credit Agreement, the Debtor shall be the owner of or have other rights in the Collateral free from any lien, security interest or other encumbrance, and the Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to Oak Street; (c) the Debtor shall not pledge, mortgage or create, or suffer to exist a security interest, lien or other encumbrance in the Collateral in favor of any person other than Oak Street except for liens permitted by the Credit Agreement; (d) the Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon; (e) the Debtor will permit Oak Street, or its designee, to inspect the Collateral at any reasonable time, wherever located; (f) the Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement; (g) the Debtor will continue to operate the Debtor's business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances; and (h) the Debtor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein. The Debtor shall deliver to Oak Street all Collateral consisting of negotiable documents, certificated securities, chattel paper and instruments (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after the Debtor receives the same. If requested by Oak Street, the Debtor shall obtain waivers or subordinations of liens from landlords and mortgagees.

9. Insurance. The following shall apply to the extent that the principal amount of loans to the Debtor exceeds $250,000:

9.1. **Maintenance of Insurance**. The Debtor will maintain with financially sound and reputable insurers insurance with respect to Debtor's properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Debtor will not be deemed a coinsurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to Oak Street. In addition, all such insurance shall be payable to Oak Street as loss payee. Without limiting the foregoing, the Debtor will (i) keep all of the Debtor's physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with

deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Debtor, business interruption insurance, and product liability insurance.

9.2. **Insurance Proceeds**. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $5,000, be disbursed to the Debtor for direct application by the Debtor solely to the repair or replacement of the Debtor's property so damaged or destroyed and (ii) in all other circumstances, be held by Oak Street as cash collateral for the Obligations. Oak Street may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as Oak Street may reasonably prescribe, for direct application by the Debtor solely to the repair or replacement of the Debtor's property so damaged or destroyed, or Oak Street may apply all or any part of such proceeds to the Obligations.

9.3. **Notice of Cancellation, Etc.** All policies of insurance of the Debtor shall provide for at least thirty (30) days' prior written cancellation notice to Oak Street. In the event of failure by the Debtor to provide and maintain insurance as herein provided, Oak Street may, at its option, provide such insurance and charge the amount thereof to the Debtor. The Debtor shall furnish Oak Street with certificates of insurance and policies evidencing compliance with the foregoing insurance provision on or prior to the Effective Date and promptly after receiving the same with respect to any renewals, extensions or the like with respect to the policies of the Debtor.

10. Collateral Protection Expenses: Preservation of Collateral.

10.1. **Expenses Incurred by Oak Street**. In its discretion, Oak Street may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees or, if the Debtor fails to do so, pay insurance premiums. The Debtor agrees to reimburse Oak Street on demand for any and all expenditures so made. Oak Street shall have no obligation to the Debtor to make any such expenditures, nor shall the making thereof relieve the Debtor of any default.

10.2. **Oak Street's Obligations and Duties**. Anything herein to the contrary notwithstanding, the Debtor shall remain liable under each contract or agreement comprised in the Collateral to be serviced, observed or performed by the Debtor thereunder. Oak Street shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by Oak Street of any payment relating to any of the Collateral, nor shall Oak Street be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by Oak Street in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to Oak Street or to which Oak Street may be entitled at any time or times. Oak Street's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under §9.1-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as Oak Street deals with similar property for its own account. Oak Street or any of its directors, officers, employees, agents or advisors shall not be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on Oak Street hereunder are solely to protect Oak Street's interest in the Collateral and shall not impose any duty upon Oak Street to exercise any such powers.

11. **Securities and Deposits.** Oak Street may at any time following and during the continuance of a Default or Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply such income to the Obligations. Whether or not any Obligations are due, Oak Street may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from Oak Street to the Debtor may at any time be applied to or set off against any of the Obligations then due and owing.

12. **Notification to Account Debtors and Other Persons Obligated on Collateral.** If an Event of Default shall have occurred and be continuing, the Debtor shall, at the request of Oak Street, notify Account debtors and other persons obligated on any of the Collateral of the security interest of Oak Street in any Account, Chattel paper, General intangible and/or Instrument constituting Collateral and that payment thereof is to be made directly to Oak Street or to any financial institution designated by Oak Street as Oak Street's agent therefor, and Oak Street may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Debtor, so notify account debtors and other persons obligated on Collateral, including, but not limited to, sending letters to Account debtors, such as insurance carriers, to collect any Collateral directly. After the making of such a request or the giving of any such notification, the Debtor shall hold any Proceeds of collection of Accounts, Chattel paper, General intangibles, Instruments and other Collateral received by the Debtor as trustee for Oak Street without commingling the same with other funds of the Debtor and shall turn the same over to Oak Street in the identical form received, together with any necessary endorsements or assignments. Oak Street shall apply the Proceeds of collection of Accounts, Chattel paper, General intangibles, Instruments and other Collateral received by Oak Street to the Obligations, such Proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.

13. **Power of Attorney.** The Debtor hereby irrevocably constitutes and appoints Oak Street and any officer or agent thereof, with full power of substitution, as Debtor's true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in Oak Street's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation: (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; (c) to file any claims or take any action or institute any proceedings which Oak Street may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Oak Street with respect to any of the Collateral; and (d) to perform the affirmative obligations of the Debtor hereunder. To the extent permitted by law, the Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred on Oak Street hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Oak Street shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act, except for Oak Street's own gross negligence or willful misconduct.

14. **Remedies.** If an Event of Default shall have occurred and be continuing, Oak Street may, without notice to or demand upon the Debtor, declare this Agreement to be in default, and Oak Street shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Indiana UCC or of any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, including without limitation any amounts held by third parties, and for that purpose Oak Street may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. Oak Street may in its discretion

require the Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdictions of the Debtor's principal office(s) or at such other locations as Oak Street may reasonably designate. Oak Street may sell or take possession of any Collateral then held, or any part thereof and any substitute therefor and any additions thereto, at any public or private sale, without notice, advertisement, or demand of any kind, except as required by law. The Collateral is perishable and threatens to decline speedily in value due to the personal nature of such collateral and is of a type customarily sold in a recognized market. Thus, Debtor waives notice of disposition of any Collateral. Debtor further acknowledges and agrees that Oak Street may purchase any of the Collateral at any such private or public sale. In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of Oak Street's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

15. **Standards for Exercising Remedies.** To the extent that applicable law imposes duties on Oak Street to exercise remedies in a commercially reasonable manner, the Debtor acknowledges and agrees that it is not commercially unreasonable for Oak Street (a) to fail to incur expenses reasonably deemed significant by Oak Street to prepare Collateral for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Oak Street against risks of loss, collection or disposition of Collateral or to provide to Oak Street a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Oak Street, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Oak Street in the collection or disposition of any of the Collateral. The Debtor acknowledges that the purpose of this Section 15 is to provide non-exhaustive indications of what actions or omissions by Oak Street would not be commercially unreasonable in Oak Street's exercise of remedies against the Collateral and that other actions or omissions by Oak Street shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 15. Without limitation upon the foregoing, nothing contained in this Section 15 shall be construed to grant any rights to the Debtor or to impose any duties on Oak Street that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 15.

16. **No Waiver by Oak Street, Etc.** Oak Street shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by Oak Street. No delay or omission on the part of Oak Street in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Oak Street with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as Oak Street deems expedient.

17. **Oak Street Has No Duty; Reasonable Care.** The powers conferred on Oak Street hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Oak Street shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action

with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment property, whether or not Oak Street has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Oak Street is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that Oak Street shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Debtor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of Oak Street to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

18. **Suretyship Waivers by Debtor.** The Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Oak Street may deem advisable. Oak Street shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 10.2 and Section 17 hereof. The Debtor further waives any and all other suretyship defenses.

19. **Marshalling.** Oak Street shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Oak Street's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.

20. **Proceeds of Dispositions; Expenses.** The Debtor shall pay to Oak Street on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Oak Street in protecting, preserving or enforcing Oak Street's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any Proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as Oak Street may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9.1-608(a)(1)(C) or 9.1-615(a)(3) of the Indiana UCC, any excess shall be returned to the Debtor, and the Debtor shall remain liable for any deficiency in the payment of the Obligations.

21. **Overdue Amount.** Until paid, all amounts due and payable by the Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the Default Rate.

22. **Governing Law**. This Agreement and the Credit Documents are submitted by Debtor to Oak Street for Oak Street's acceptance or rejection at Oak Street's principal place of business in the State of Indiana as an offer by the Debtor to borrow monies from Oak Street now and from time to time hereafter and shall not be binding upon Oak Street or become effective until accepted by Oak Street, in writing, at said place of business in the State of Indiana. If so accepted by Oak Street, this Agreement and the other Credit Documents shall be deemed to have been made at said place of business. This Agreement has been executed and delivered and is intended to

be performed in the State of Indiana and shall be governed, construed and enforced in all respects in accordance with the substantive laws of the State of Indiana without regard to conflict of law provisions.

23. <u>SUBMISSION TO JURISDICTION</u>. THE DEBTOR IRREVOCABLY (A) ACKNOWLEDGES THAT THIS AGREEMENT WILL BE ACCEPTED BY OAK STREET AND PERFORMED BY THE DEBTOR IN THE STATE OF INDIANA; (B) EXPRESSLY SUBMITS IN ADVANCE TO THE JURISDICTION OF THE SUPERIOR OR CIRCUIT COURTS OF HAMILTON COUNTY, INDIANA OR FEDERAL COURTS SITTING IN THE UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF INDIANA (COLLECTIVELY, THE "COURTS") OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, INCLUDING, BUT NOT LIMITED TO ALL EVENTS PRECEDING EXECUTION THEREOF, AS WELL AS ANY COUNTERCLAIMS OR LENDER LIABILITY ACTIONS (INDIVIDUALLY, AN "AGREEMENT ACTION") OR IN ANY OTHER FORUM SELECTED BY OAK STREET; (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION OR DEFENSE THAT THE DEBTOR MAY NOW OR HEREAFTER HAVE BASED ON IMPROPER VENUE, LACK OF PERSONAL JURISDICTION, INCONVENIENCE OF FORUM OR ANY SIMILAR MATTER IN ANY AGREEMENT ACTION BROUGHT IN ANY OF THE COURTS; (D) AGREES THAT FINAL JUDGMENT IN ANY AGREEMENT ACTION BROUGHT IN ANY OF THE COURTS SHALL BE CONCLUSIVE AND BINDING UPON THE DEBTOR AND MAY BE ENFORCED IN ANY OTHER COURT TO THE JURISDICTION OF WHICH DEBTOR IS SUBJECT BY A SUIT UPON SUCH JUDGMENT; (E) CONSENTS TO THE SERVICE OF PROCESS ON THE DEBTOR IN ANY AGREEMENT ACTION BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE DEBTOR AT THE DEBTOR'S ADDRESS DESIGNATED IN OR PURSUANT TO SECTION 11 OF THE CREDIT AGREEMENT; (F) AGREES THAT SERVICE IN ACCORDANCE WITH SECTION 11 OF THE CREDIT AGREEMENT SHALL IN EVERY RESPECT BE EFFECTIVE AND BINDING ON THE DEBTOR TO THE SAME EXTENT AS THOUGH SERVED ON DEBTOR IN PERSON BY A PERSON DULY AUTHORIZED TO SERVE SUCH PROCESS; AND (G) AGREES THAT THE PROVISIONS OF THIS SECTION, EVEN IF FOUND NOT TO BE STRICTLY ENFORCEABLE BY ANY COURT, SHALL CONSTITUTE "FAIR WARNING" TO THE DEBTOR THAT BY EXECUTION OF THIS AGREEMENT THE DEBTOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY THE DEBTOR AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT OR CREDIT DOCUMENTS, INCLUDING ANY COUNTERCLAIMS OR LENDER LIABILITY ACTIONS, SHALL BE LITIGATED IN THE SUPERIOR OR CIRCUIT COURTS OF HAMILTON COUNTY, INDIANA, OR AT OAK STREET'S DISCRETION IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF INDIANA. THE EXCLUSIVE CHOICE OF FORUM FOR THE DEBTOR SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY OAK STREET, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY OAK STREET, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND THE DEBTOR HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

24. <u>Miscellaneous.</u> The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. The Debtor, if more than one, will be jointly and severally liable, and all covenants, representations and warranties contained in this Agreement will be deemed to have been made by each Debtor jointly and severally, unless otherwise indicated in this Agreement. This Agreement and all rights and obligations hereunder shall be binding upon the Debtor and the Debtor's respective successors and assigns and shall inure to the benefit of Oak Street and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Debtor acknowledges receipt of a copy of this Agreement.

25. **Amendments, Etc.** No amendment to or waiver of any provision of this Agreement, nor consent to any departure by the Debtor from its obligations under this Agreement, shall in any event be effective unless the same shall be in writing and signed by Oak Street and the Debtor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

26. **Counterparts.** This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

27. **JURY WAIVER. OAK STREET AND THE DEBTOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ALLEGATIONS OF FRAUD, OR ACTIONS OF EITHER OF THEM, INCLUDING, BUT NOT LIMITED TO ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OAK STREET OR THE DEBTOR AGAINST THE OTHER, WHETHER LEGAL, EQUITABLE OR CONTRACTUAL IN NATURE. NEITHER OAK STREET NOR THE DEBTOR SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER OAK STREET OR DEBTOR EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.**

28. **Electronic Signature Acknowledgment**. Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

{Signature Page Follows}

IN WITNESS WHEREOF, intending to be legally bound, the Debtor has caused this Agreement to be duly executed as of the Effective Date.

[Debtor's electronic signature is on the following page]

Accepted:

OAK STREET FUNDING LLC

By: ______________________________
Rick Dennen, President

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

Medigap Healthcare Insurance Agency, LLC By: Reliance Global Group, Inc., its Member

DocuSigned by:
Ezra Beyman
A56D5F29DBE3487...

Name: Ezra Beyman

Title: Manager

4/24/2022 | 8:08 AM EDT

APPENDIX I

CERTIFICATE WITH RESPECT TO DEBTOR AND COLLATERAL LOCATIONS

1) **Legal Name of Debtor**:
   a) Medigap Healthcare Insurance Agency, LLC

2) **State of Organization (if an entity)**:
   a) Florida

3) **Type of Entity (if an entity)**:
   a) limited liability company

4) **Residence or Place of Business** (if Debtor has only one) **or Primary Residence or Chief Executive Office** (if more than one residence or place of business) **and Mailing Address**:

   40 Wall St, 60th Floor
   New York, NY 10005-1304
   Attn: Yaakov Beyman

5) **Locations of Collateral**:

   (a) Properties Owned by the Debtor:

   (b) Properties Leased by the Debtor:

   40 Wall St, 60th Floor
   New York, NY 10005-1304

IN WITNESS WHEREOF, the undersigned has hereunto signed this Certificate on the Effective Date.

[Debtor's electronic signature is on the following page]

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

Medigap Healthcare Insurance Agency, LLC By: Reliance Global Group, Inc., its Member

DocuSigned by:
Ezra Beyman
A56D5F29DBE3487...

Name: Ezra Beyman

Title: Manager

4/24/2022 | 8:08 AM EDT

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement") is dated as of the 26th day of April, 2022 (the "Effective Date"), between **RELI EXCHANGE, LLC**, an Illinois limited liability company (jointly and severally called the "Debtor", whether one or more), and **OAK STREET FUNDING LLC**, a Delaware limited liability company ("Oak Street").

WHEREAS, **SOUTHWESTERN MONTANA INSURANCE CENTER LLC**, a Montana limited liability company, **FORTMAN INSURANCE SERVICES, LLC**, an Ohio limited liability company, **ALTRUIS BENEFIT CONSULTANTS, INC**., a Michigan corporation, **EMPLOYEE BENEFITS SOLUTIONS, LLC**, a Michigan limited liability company, **US BENEFITS ALLIANCE, LLC**, a Michigan limited liability company, **UIS AGENCY, LLC f/k/a COMMERCIAL COVERAGE SOLUTIONS LLC**, a New Jersey limited liability company, the Debtor and Oak Street have entered into that certain Master Credit Agreement dated as of April 3, 2019 (as amended, restated, amended and restated, extended, increased, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which Oak Street, subject to the terms and conditions contained therein, is to extend credit to the Debtor; and

WHEREAS, simultaneously herewith, the Debtor is entering into that certain Joinder Agreement whereby the Debtor will become a Borrower pursuant to the terms of the Credit Agreement;

WHEREAS, it is a condition precedent to Oak Street's continuing to extend credit under the Credit Agreement that the Debtor execute and deliver to Oak Street a security agreement in substantially the form hereof; and

WHEREAS, the Debtor wishes to grant security interests in favor of Oak Street as herein provided in order to induce Oak Street to continue to extend credit under the Credit Agreement.

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. **Definitions.** All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement. The term "State", as used herein, means the State of Indiana. All terms defined in the Uniform Commercial Code of the State (the "Indiana UCC") and used herein shall have the same definitions herein as provided by the Indiana UCC if not otherwise defined herein or in the Credit Agreement.

2. **Grant of Security Interest.** To secure the prompt and complete payment, performance and observance of all of the Obligations, the Debtor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Oak Street a security interest in all of its right, title and interest in, to and under the following properties, assets and rights of the Debtor, wherever located, whether the Debtor now has or hereafter acquires ownership or other rights therein (all of the same being hereinafter collectively called the "Collateral"):

(i) all Insurance Policies associated with any Agency Agreements and/or Producer Codes, including, without limitation, any insurance policy commissions and other amounts paid or payable to the Debtor with respect to any Insurance Policies associated with such Agency Agreements and/or Producer Codes, together with any and all over-ride commissions, contingent commissions, inspection and claims

service fees, other fees bonuses, other income, new policies or expirations, renewals, substitutions or modifications thereof, including, without limitation, any Insurance Commissions Collateral due on or after the date hereof and all commissions due before the date hereof but received on or after the date hereof relating to such Agency Agreements and/or Producer Codes;

(ii) the CCA and any Deposit account at any financial institution into which Insurance Commissions Collateral are deposited, together with all funds and claims to funds represented by such account;

(iii) the Purchase Documents and all contract rights and rights to payment of money and Proceeds relating thereto;

(iv) all business personal property of the Debtor of every kind and nature in which the Debtor now has or hereafter acquires ownership or other rights, including without limitation all Goods (including all Inventory, Equipment and any accessions thereto), Accounts, instruments (including Promissory notes), Documents (including any warehouse receipts), Chattel paper (whether tangible or Electronic chattel paper), Deposit accounts, all money, cash and cash equivalents, Letter-of-credit rights (whether or not the Letter of credit is evidenced by a writing), all Fixtures, securities and all other Investment property (including all Commodity accounts and Commodity contracts), Supporting obligations, contracts (including any insurance agency agreements and related contracts or agreements), any other contract rights or rights to the payment of money, insurance claims and Proceeds, Commercial tort claims, and all General intangibles including, without limitation, all Payment intangibles, patents, patent applications, trademarks, service marks, trademark and service mark applications, trademark and service mark registrations, trade names, copyrights, copyright applications, copyright registrations, software, websites, domain names, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Debtor, and all recorded data of any kind or nature related to any of the foregoing, regardless of the medium of recording including, without limitation, all data and software holding any records related to any of the foregoing; and

(v) all Proceeds and other rights to payment not otherwise included with respect to any of the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

When used herein the terms “Account”, “Account debtor”, “Chattel paper”, “Commercial tort claim”, “Commodity account”, “Commodity contract”, “Deposit account”, “Document”, “Electronic chattel paper”, “Equipment”, “Fixtures”, “Goods”, “Instrument”, “Inventory”, “Investment property”, “Letter-of-credit rights”, “Payment intangibles”, “Proceeds”, “Promissory notes”, and “Supporting obligations” have the meaning provided in Article 8 or Article 9, as applicable, of the Indiana UCC.

3. **Authorization to File Financing Statements**. The Debtor hereby irrevocably authorizes Oak Street at any time and from time to time, at the Debtor’s expense, to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised

in the Collateral falls within the scope of Article 9 of the Indiana UCC or such Jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Indiana UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organization identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to Oak Street promptly upon request. The Debtor also ratifies Debtor's authorization for Oak Street to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

4. **Other Actions as to any and all Collateral.** The Debtor agrees to take, at the Debtor's expense, any action reasonably requested by Oak Street to ensure the attachment, perfection and first priority of, and the ability of Oak Street to enforce, Oak Street's security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code of any jurisdiction, to the extent, if any, that the Debtor's signature thereon is required therefore, (b) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Oak Street to enforce, Oak Street's security interest in such Collateral, (c) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (d) taking all actions required by any earlier versions of the applicable Uniform Commercial Code or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction, and (e) if requested by Oak Street, executing and delivering any assignment (without servicing obligations) required by any third party which owes to the Debtor any Collateral in any format required by such third party in order to directly pay such Collateral to Oak Street.

5. **Representations and Warranties Concerning Debtor's Legal Status**. The Debtor represents and warrants to Oak Street as follows: (a) the Debtor's exact legal name is that indicated on the Certificate With Respect to Debtor and Collateral Locations attached hereto as Appendix I (the "Perfection Certificate") and on the signature page hereof; (b) if the Debtor is an entity, the Debtor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate; (c) if the Debtor is an entity, the Perfection Certificate accurately sets forth the Debtor's organizational identification number or accurately states that the Debtor has none; (d) the Perfection Certificate accurately sets forth the Debtor's places of business and, if more than one, Debtor's residence (if the Debtor is a natural person) or chief executive office (if the Debtor is an entity) as well as the Debtor's mailing address if different; (e) all other information set forth on the Perfection Certificate pertaining to the Debtor is accurate and complete; (f) if the Debtor is an entity, the Debtor has not been a party to any merger, consolidation or other similar transaction within the five (5) years preceding the date of this Agreement (other than those set forth in the Perfection Certificate); and (g) the Debtor has been known by no other legal name other than that set forth in the Perfection Certificate within the 5 years preceding the date of this Agreement.

6. **Covenants Concerning Debtor's Legal Status**. The Debtor covenants with Oak Street as follows: (a) without providing at least thirty (30) days' prior written notice to Oak Street (or such shorter period as Oak Street may agree in its sole discretion), the Debtor will not change its name, the Debtor's place of business or, if more than one, residence (if the Debtor is an individual) or chief executive office (if the Debtor is an entity), or the Debtor's mailing address or organizational identification number if it has one; (b) if the Debtor does not have a social security number or an employer identification number and later obtains one, the Debtor shall forthwith notify Oak Street of such social security number or employer identification number; and (c) if the Debtor is an entity, the Debtor will not change the Debtor's type of organization, jurisdiction of organization or other legal structure.

7. **Representations and Warranties Concerning Collateral, Etc**. The Debtor further represents and warrants to Oak Street as follows: (a) the Debtor is the sole owner of the Collateral and has the power to transfer each item of the Collateral, free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and the other Credit Documents and other liens permitted by the Credit Agreement; (b) none of the Collateral constitutes, or is the Proceeds of, "Farm products" as defined in §9.1-102(a)(34) of the Indiana UCC; (c) none of the Account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral; (d) the Debtor holds no Commercial tort claim except as indicated on the Perfection Certificate; (e) the Debtor has at all times operated the Debtor's business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances; (f) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete; (g) no effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by the Debtor in favor of Oak Street pursuant to this Agreement or the other Credit Documents; and (h) this Agreement is effective to create a valid and continuing security interest in and, upon the filing of the appropriate financing statements, a perfected security interest in favor of Oak Street on the Collateral with respect to which a security interest may be perfected by filing pursuant to the applicable Uniform Commercial Code. Such security interest is prior to all other security interests, liens and other encumbrances, and is enforceable as such as against any and all creditors of and purchasers from the Debtor. All action by the Debtor necessary or desirable to protect and perfect such security interest in each item of the Collateral has been duly taken.

8. **Covenants Concerning Collateral, Etc**. The Debtor further covenants with Oak Street as follows: (a) the Collateral, to the extent not delivered to Oak Street pursuant to Section 4 hereof, will be kept at those locations listed on the Perfection Certificate and the Debtor will not remove the Collateral from such locations, without providing at least thirty (30) days' prior written notice to Oak Street; (b) except for the security interest herein granted and liens permitted by the Credit Agreement, the Debtor shall be the owner of or have other rights in the Collateral free from any lien, security interest or other encumbrance, and the Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to Oak Street; (c) the Debtor shall not pledge, mortgage or create, or suffer to exist a security interest, lien or other encumbrance in the Collateral in favor of any person other than Oak Street except for liens permitted by the Credit Agreement; (d) the Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon; (e) the Debtor will permit Oak Street, or its designee, to inspect the Collateral at any reasonable time, wherever located; (f) the Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement; (g) the Debtor will continue to operate the Debtor's business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances; and (h) the Debtor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein. The Debtor shall deliver to Oak Street all Collateral consisting of negotiable documents, certificated securities, chattel paper and instruments (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after the Debtor receives the same. If requested by Oak Street, the Debtor shall obtain waivers or subordinations of liens from landlords and mortgagees.

9. **Insurance**. The following shall apply to the extent that the principal amount of loans to the Debtor exceeds $250,000:

9.1. **Maintenance of Insurance**. The Debtor will maintain with financially sound and reputable insurers insurance with respect to Debtor's properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Debtor will not be deemed a coinsurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to Oak Street. In addition, all such insurance shall be payable to Oak Street as loss payee. Without limiting the foregoing, the Debtor will (i) keep all of the Debtor's physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Debtor, business interruption insurance, and product liability insurance.

9.2. **Insurance Proceeds**. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $5,000, be disbursed to the Debtor for direct application by the Debtor solely to the repair or replacement of the Debtor's property so damaged or destroyed and (ii) in all other circumstances, be held by Oak Street as cash collateral for the Obligations. Oak Street may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as Oak Street may reasonably prescribe, for direct application by the Debtor solely to the repair or replacement of the Debtor's property so damaged or destroyed, or Oak Street may apply all or any part of such proceeds to the Obligations.

9.3. **Notice of Cancellation, Etc.** All policies of insurance of the Debtor shall provide for at least thirty (30) days' prior written cancellation notice to Oak Street. In the event of failure by the Debtor to provide and maintain insurance as herein provided, Oak Street may, at its option, provide such insurance and charge the amount thereof to the Debtor. The Debtor shall furnish Oak Street with certificates of insurance and policies evidencing compliance with the foregoing insurance provision on or prior to the Effective Date and promptly after receiving the same with respect to any renewals, extensions or the like with respect to the policies of the Debtor.

10. **Collateral Protection Expenses: Preservation of Collateral.**

10.1. **Expenses Incurred by Oak Street**. In its discretion, Oak Street may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees or, if the Debtor fails to do so, pay insurance premiums. The Debtor agrees to reimburse Oak Street on demand for any and all expenditures so made. Oak Street shall have no obligation to the Debtor to make any such expenditures, nor shall the making thereof relieve the Debtor of any default.

10.2. **Oak Street's Obligations and Duties**. Anything herein to the contrary notwithstanding, the Debtor shall remain liable under each contract or agreement comprised in the Collateral to be serviced, observed or performed by the Debtor thereunder. Oak Street shall not have any obligation or liability under any such contract or agreement by reason of or arising out of

this Agreement or the receipt by Oak Street of any payment relating to any of the Collateral, nor shall Oak Street be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by Oak Street in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to Oak Street or to which Oak Street may be entitled at any time or times. Oak Street's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under §9.1-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as Oak Street deals with similar property for its own account. Oak Street or any of its directors, officers, employees, agents or advisors shall not be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on Oak Street hereunder are solely to protect Oak Street's interest in the Collateral and shall not impose any duty upon Oak Street to exercise any such powers.

11. **Securities and Deposits.** Oak Street may at any time following and during the continuance of a Default or Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply such income to the Obligations. Whether or not any Obligations are due, Oak Street may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from Oak Street to the Debtor may at any time be applied to or set off against any of the Obligations then due and owing.

12. **Notification to Account Debtors and Other Persons Obligated on Collateral.** If an Event of Default shall have occurred and be continuing, the Debtor shall, at the request of Oak Street, notify Account debtors and other persons obligated on any of the Collateral of the security interest of Oak Street in any Account, Chattel paper, General intangible and/or Instrument constituting Collateral and that payment thereof is to be made directly to Oak Street or to any financial institution designated by Oak Street as Oak Street's agent therefor, and Oak Street may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Debtor, so notify account debtors and other persons obligated on Collateral, including, but not limited to, sending letters to Account debtors, such as insurance carriers, to collect any Collateral directly. After the making of such a request or the giving of any such notification, the Debtor shall hold any Proceeds of collection of Accounts, Chattel paper, General intangibles, Instruments and other Collateral received by the Debtor as trustee for Oak Street without commingling the same with other funds of the Debtor and shall turn the same over to Oak Street in the identical form received, together with any necessary endorsements or assignments. Oak Street shall apply the Proceeds of collection of Accounts, Chattel paper, General intangibles, Instruments and other Collateral received by Oak Street to the Obligations, such Proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.

13. **Power of Attorney.** The Debtor hereby irrevocably constitutes and appoints Oak Street and any officer or agent thereof, with full power of substitution, as Debtor's true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in Oak Street's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation: (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in

respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; (c) to file any claims or take any action or institute any proceedings which Oak Street may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Oak Street with respect to any of the Collateral; and (d) to perform the affirmative obligations of the Debtor hereunder. To the extent permitted by law, the Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred on Oak Street hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Oak Street shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act, except for Oak Street's own gross negligence or willful misconduct.

14. **Remedies.** If an Event of Default shall have occurred and be continuing, Oak Street may, without notice to or demand upon the Debtor, declare this Agreement to be in default, and Oak Street shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Indiana UCC or of any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, including without limitation any amounts held by third parties, and for that purpose Oak Street may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. Oak Street may in its discretion require the Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdictions of the Debtor's principal office(s) or at such other locations as Oak Street may reasonably designate. Oak Street may sell or take possession of any Collateral then held, or any part thereof and any substitute therefor and any additions thereto, at any public or private sale, without notice, advertisement, or demand of any kind, except as required by law. The Collateral is perishable and threatens to decline speedily in value due to the personal nature of such collateral and is of a type customarily sold in a recognized market. Thus, Debtor waives notice of disposition of any Collateral. Debtor further acknowledges and agrees that Oak Street may purchase any of the Collateral at any such private or public sale. In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of Oak Street's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

15. **Standards for Exercising Remedies.** To the extent that applicable law imposes duties on Oak Street to exercise remedies in a commercially reasonable manner, the Debtor acknowledges and agrees that it is not commercially unreasonable for Oak Street (a) to fail to incur expenses reasonably deemed significant by Oak Street to prepare Collateral for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Oak Street against risks of loss, collection or

disposition of Collateral or to provide to Oak Street a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Oak Street, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Oak Street in the collection or disposition of any of the Collateral. The Debtor acknowledges that the purpose of this Section 15 is to provide non-exhaustive indications of what actions or omissions by Oak Street would not be commercially unreasonable in Oak Street's exercise of remedies against the Collateral and that other actions or omissions by Oak Street shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 15. Without limitation upon the foregoing, nothing contained in this Section 15 shall be construed to grant any rights to the Debtor or to impose any duties on Oak Street that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 15.

16. **No Waiver by Oak Street, Etc.** Oak Street shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by Oak Street. No delay or omission on the part of Oak Street in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Oak Street with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as Oak Street deems expedient.

17. **Oak Street Has No Duty; Reasonable Care.** The powers conferred on Oak Street hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Oak Street shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment property, whether or not Oak Street has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Oak Street is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that Oak Street shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Debtor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of Oak Street to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

18. **Suretyship Waivers by Debtor.** The Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Oak Street may deem advisable. Oak Street shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 10.2 and Section 17 hereof. The Debtor further waives any and all other suretyship defenses.

19. **Marshalling.** Oak Street shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other

assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Oak Street's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.

20. **Proceeds of Dispositions; Expenses.** The Debtor shall pay to Oak Street on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Oak Street in protecting, preserving or enforcing Oak Street's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any Proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as Oak Street may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9.1-608(a)(1)(C) or 9.1-615(a)(3) of the Indiana UCC, any excess shall be returned to the Debtor, and the Debtor shall remain liable for any deficiency in the payment of the Obligations.

21. **Overdue Amount.** Until paid, all amounts due and payable by the Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the Default Rate.

22. **Governing Law.** This Agreement and the Credit Documents are submitted by Debtor to Oak Street for Oak Street's acceptance or rejection at Oak Street's principal place of business in the State of Indiana as an offer by the Debtor to borrow monies from Oak Street now and from time to time hereafter, and shall not be binding upon Oak Street or become effective until accepted by Oak Street, in writing, at said place of business in the State of Indiana. If so accepted by Oak Street, this Agreement and the other Credit Documents shall be deemed to have been made at said place of business. This Agreement has been executed and delivered and is intended to be performed in the State of Indiana and shall be governed, construed and enforced in all respects in accordance with the substantive laws of the State of Indiana without regard to conflict of law provisions.

23. **SUBMISSION TO JURISDICTION. THE DEBTOR IRREVOCABLY (A) ACKNOWLEDGES THAT THIS AGREEMENT WILL BE ACCEPTED BY OAK STREET AND PERFORMED BY THE DEBTOR IN THE STATE OF INDIANA; (B) EXPRESSLY SUBMITS IN ADVANCE TO THE JURISDICTION OF THE SUPERIOR OR CIRCUIT COURTS OF HAMILTON COUNTY, INDIANA OR FEDERAL COURTS SITTING IN THE UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF INDIANA (COLLECTIVELY, THE "COURTS") OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, INCLUDING, BUT NOT LIMITED TO ALL EVENTS PRECEDING EXECUTION THEREOF, AS WELL AS ANY COUNTERCLAIMS OR LENDER LIABILITY ACTIONS (INDIVIDUALLY, AN "AGREEMENT ACTION") OR IN ANY OTHER FORUM SELECTED BY OAK STREET; (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION OR DEFENSE THAT THE DEBTOR MAY NOW OR HEREAFTER HAVE BASED ON IMPROPER VENUE, LACK OF PERSONAL JURISDICTION, INCONVENIENCE OF FORUM OR ANY SIMILAR MATTER IN ANY AGREEMENT ACTION BROUGHT IN ANY OF THE COURTS; (D) AGREES THAT FINAL JUDGMENT IN ANY AGREEMENT ACTION BROUGHT IN ANY OF THE COURTS SHALL BE CONCLUSIVE AND BINDING UPON THE DEBTOR AND MAY BE ENFORCED IN ANY OTHER COURT TO THE JURISDICTION OF WHICH DEBTOR IS SUBJECT BY A SUIT**

UPON SUCH JUDGMENT; (E) CONSENTS TO THE SERVICE OF PROCESS ON THE DEBTOR IN ANY AGREEMENT ACTION BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE DEBTOR AT THE DEBTOR'S ADDRESS DESIGNATED IN OR PURSUANT TO SECTION 11 OF THE CREDIT AGREEMENT; (F) AGREES THAT SERVICE IN ACCORDANCE WITH SECTION 11 OF THE CREDIT AGREEMENT SHALL IN EVERY RESPECT BE EFFECTIVE AND BINDING ON THE DEBTOR TO THE SAME EXTENT AS THOUGH SERVED ON DEBTOR IN PERSON BY A PERSON DULY AUTHORIZED TO SERVE SUCH PROCESS; AND (G) AGREES THAT THE PROVISIONS OF THIS SECTION, EVEN IF FOUND NOT TO BE STRICTLY ENFORCEABLE BY ANY COURT, SHALL CONSTITUTE "FAIR WARNING" TO THE DEBTOR THAT BY EXECUTION OF THIS AGREEMENT THE DEBTOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY THE DEBTOR AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT OR CREDIT DOCUMENTS, INCLUDING ANY COUNTERCLAIMS OR LENDER LIABILITY ACTIONS, SHALL BE LITIGATED IN THE SUPERIOR OR CIRCUIT COURTS OF HAMILTON COUNTY, INDIANA, OR AT OAK STREET'S DISCRETION IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF INDIANA. THE EXCLUSIVE CHOICE OF FORUM FOR THE DEBTOR SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY OAK STREET, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY OAK STREET, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND THE DEBTOR HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

24. **Miscellaneous.** The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. The Debtor, if more than one, will be jointly and severally liable, and all covenants, representations and warranties contained in this Agreement will be deemed to have been made by each Debtor jointly and severally, unless otherwise indicated in this Agreement. This Agreement and all rights and obligations hereunder shall be binding upon the Debtor and the Debtor's respective successors and assigns and shall inure to the benefit of Oak Street and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Debtor acknowledges receipt of a copy of this Agreement.

25. **Amendments, Etc.** No amendment to or waiver of any provision of this Agreement, nor consent to any departure by the Debtor from its obligations under this Agreement, shall in any event be effective unless the same shall be in writing and signed by Oak Street and the Debtor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

26. **Counterparts.** This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

27. **JURY WAIVER. OAK STREET AND THE DEBTOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ALLEGATIONS OF FRAUD, OR ACTIONS OF EITHER OF THEM, INCLUDING,**

BUT NOT LIMITED TO ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OAK STREET OR THE DEBTOR AGAINST THE OTHER, WHETHER LEGAL, EQUITABLE OR CONTRACTUAL IN NATURE. NEITHER OAK STREET NOR THE DEBTOR SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER OAK STREET OR DEBTOR EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

28. **Electronic Signature Acknowledgment.** Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

{Signature Page Follows}

IN WITNESS WHEREOF, intending to be legally bound, the Debtor has caused this Agreement to be duly executed as of the Effective Date.

[Debtor's electronic signature is on the following page]

OAK STREET:
OAK STREET FUNDING LLC

By: ______________________________
Rick Dennen, President

Security Agreement – Signature Page

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

Reli Exchange, LLC

DocuSigned by:

Ezra Beyman

A56D5F29DBE3487...

Name: Ezra Beyman

Title: Manager

4/24/2022 | 8:08 AM EDT

APPENDIX I
CERTIFICATE WITH RESPECT TO DEBTOR AND COLLATERAL LOCATIONS

1) **Legal Name of Debtor**: Reli Exchange, LLC

2) **State of Organization (if an entity)**: IL

3) **Type of Entity (if an entity)**: limited liability company

4) **Residence or Place of Business** (if Debtor has only one) **or Primary Residence or Chief Executive Office** (if more than one residence or place of business) **and Mailing Address**:

Reli Exchange, LLC
300 Boulevard of the Americas Suite 105
Lakewood, NJ 08701
Attn: Yaakov A. Beyman

5) **Locations of Collateral**:

(a) Properties Owned by the Debtor:

(b) Properties Leased by the Debtor:

300 Boulevard of the Americas
Suite 105
Lakewood, NJ 08701

IN WITNESS WHEREOF, the undersigned has hereunto signed this Certificate on the Effective Date.

[Debtor's electronic signature is on the following page]

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

Reli Exchange, LLC

DocuSigned by:

Ezra Beyman

A56D5F29DBE3487...

Name: Ezra Beyman

Title: Manager

4/24/2022 | 8:08 AM EDT

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement") is dated as of the 26th day of April, 2022 (the "Effective Date"), between **RELIANCE INSURTECH, LLC**, a New Jersey limited liability company and any other Borrower added hereto from time to time (the "Debtor"), and **OAK STREET FUNDING LLC**, a Delaware limited liability company ("Oak Street").

WHEREAS, **SOUTHWESTERN MONTANA INSURANCE CENTER LLC**, a Montana limited liability company, **FORTMAN INSURANCE SERVICES, LLC**, an Ohio limited liability company, **ALTRUIS BENEFIT CONSULTANTS, INC**., a Michigan corporation, **EMPLOYEE BENEFITS SOLUTIONS, LLC**, a Michigan limited liability company, **US BENEFITS ALLIANCE, LLC**, a Michigan limited liability company, **UIS AGENCY, LLC f/k/a COMMERCIAL COVERAGE SOLUTIONS LLC**, a New Jersey limited liability company, **RELI EXCHANGE, LLC**, an Illinois limited liability company, and Oak Street have entered into that certain Master Credit Agreement dated as of April 3, 2019 (as amended and in effect from time to time, the "Credit Agreement"), pursuant to which Oak Street, subject to the terms and conditions contained therein, is to extend credit to the Borrower; and

WHEREAS, simultaneously herewith, in order to induce Oak Street to enter into a Fifth Amendment to Master Credit Agreement and Credit Documents (the "Amendment"), the Debtor is executing a Continuing Guarantee in favor of Oak Street;

WHEREAS, it is a condition precedent to Oak Street entering into the Amendment that the Debtor execute and deliver to Oak Street a security agreement in substantially the form hereof; and

WHEREAS, the Debtor wishes to grant security interests in favor of Oak Street as herein provided in order to induce Oak Street to enter into the Amendment.

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement. The term "State", as used herein, means the State of Indiana. All terms defined in the Uniform Commercial Code of the State (the "Indiana UCC") and used herein shall have the same definitions herein as provided by the Indiana UCC if not otherwise defined herein or in the Credit Agreement.

2. Grant of Security Interest. To secure the prompt and complete payment, performance and observance of all of the Obligations, the Debtor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Oak Street a security interest in all of its right, title and interest in, to and under the following properties, assets and rights of the Debtor, wherever located, whether the Debtor now has or hereafter acquires ownership or other rights therein (all of the same being hereinafter collectively called the "Collateral"):

(1) all Insurance Policies associated with any Agency Agreements and/or Producer Codes, including, without limitation, any insurance policy commissions and other amounts paid or payable to the Debtor with respect to any Insurance Policies associated with such Agency Agreements and/or Producer Codes, together with any and all over-ride commissions, contingent commissions, inspection and claims service fees, other fees bonuses, other income, new policies or expirations, renewals, substitutions or modifications thereof, including, without limitation, any Insurance Commissions

Collateral due on or after the date hereof and all commissions due before the date hereof but received on or after the date hereof relating to such Agency Agreements and/or Producer Codes;

(2) the CCA and any Deposit account at any financial institution into which Insurance Commissions Collateral are deposited, together with all funds and claims to funds represented by such account;

(3) the Purchase Documents and all contract rights and rights to payment of money and Proceeds relating thereto;

(4) all business personal property of the Debtor of every kind and nature in which the Debtor now has or hereafter acquires ownership or other rights, including without limitation all Goods (including all Inventory, Equipment and any accessions thereto), Accounts, instruments (including Promissory notes), Documents (including any warehouse receipts), Chattel paper (whether tangible or Electronic chattel paper), Deposit accounts, all money, cash and cash equivalents, Letter-of-credit rights (whether or not the Letter of credit is evidenced by a writing), all Fixtures, securities and all other Investment property (including all Commodity accounts and Commodity contracts), Supporting obligations, contracts (including any insurance agency agreements and related contracts or agreements), any other contract rights or rights to the payment of money, insurance claims and Proceeds, Commercial tort claims, and all General intangibles including, without limitation, all Payment intangibles, patents, patent applications, trademarks, service marks, trademark and service mark applications, trademark and service mark registrations, trade names, copyrights, copyright applications, copyright registrations, software, websites, domain names, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Debtor, and all recorded data of any kind or nature related to any of the foregoing, regardless of the medium of recording including, without limitation, all data and software holding any records related to any of the foregoing; and

(5) all Proceeds and other rights to payment not otherwise included with respect to any of the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

When used herein the terms “Account”, “Account debtor”, “Chattel paper”, “Commercial tort claim”, “Commodity account”, “Commodity contract”, “Deposit account”, “Document”, “Electronic chattel paper”, “Equipment”, “Fixtures”, “Goods”, “Instrument”, “Inventory”, “Investment property”, “Letter-of-credit rights”, “Payment intangibles”, “Proceeds”, “Promissory notes”, and “Supporting obligations” have the meaning provided in Article 8 or Article 9, as applicable, of the Indiana UCC.

3. **Authorization to File Financing Statements.** The Debtor hereby irrevocably authorizes Oak Street at any time and from time to time, at the Debtor’s expense, to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Indiana UCC or such Jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Indiana UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organization identification number issued to the Debtor and,

(ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to Oak Street promptly upon request. The Debtor also ratifies Debtor's authorization for Oak Street to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

4. **Other Actions as to any and all Collateral.** The Debtor agrees to take, at the Debtor's expense, any action reasonably requested by Oak Street to ensure the attachment, perfection and first priority of, and the ability of Oak Street to enforce, Oak Street's security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code of any jurisdiction, to the extent, if any, that the Debtor's signature thereon is required therefore, (b) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Oak Street to enforce, Oak Street's security interest in such Collateral, (c) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (d) taking all actions required by any earlier versions of the applicable Uniform Commercial Code or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction, and (e) if requested by Oak Street, executing and delivering any assignment (without servicing obligations) required by any third party which owes to the Debtor any Collateral in any format required by such third party in order to directly pay such Collateral to Oak Street.

5. **Representations and Warranties Concerning Debtor's Legal Status.** The Debtor represents and warrants to Oak Street as follows: (a) the Debtor's exact legal name is that indicated on the Certificate With Respect to Debtor and Collateral Locations attached hereto as Appendix I (the "Perfection Certificate") and on the signature page hereof; (b) if the Debtor is an entity, the Debtor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate; (c) if the Debtor is an entity, the Perfection Certificate accurately sets forth the Debtor's organizational identification number or accurately states that the Debtor has none; (d) the Perfection Certificate accurately sets forth the Debtor's places of business and, if more than one, Debtor's residence (if the Debtor is a natural person) or chief executive office (if the Debtor is an entity) as well as the Debtor's mailing address if different; (e) all other information set forth on the Perfection Certificate pertaining to the Debtor is accurate and complete; (f) if the Debtor is an entity, the Debtor has not been a party to any merger, consolidation or other similar transaction within the five (5) years preceding the date of this Agreement (other than those set forth in the Perfection Certificate); and (g) the Debtor has been known by no other legal name other than that set forth in the Perfection Certificate within the 5 years preceding the date of this Agreement.

6. **Covenants Concerning Debtor's Legal Status.** The Debtor covenants with Oak Street as follows: (a) without providing at least thirty (30) days' prior written notice to Oak Street (or such shorter period as Oak Street may agree in its sole discretion), the Debtor will not change its name, the Debtor's place of business or, if more than one, residence (if the Debtor is an individual) or chief executive office (if the Debtor is an entity), or the Debtor's mailing address or organizational identification number if it has one; (b) if the Debtor does not have a social security number or an employer identification number and later obtains one, the Debtor shall forthwith notify Oak Street of such social security number or employer identification number; and (c) if the Debtor is an entity, the Debtor will not change the Debtor's type of organization, jurisdiction of organization or other legal structure.

7. **Representations and Warranties Concerning Collateral, Etc.** The Debtor further represents and warrants to Oak Street as follows: (a) the Debtor is the sole owner of the Collateral and has the power to transfer each item of the Collateral, free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and the other Credit Documents and other liens permitted by the Credit Agreement; (b) none of the Collateral constitutes, or is the Proceeds of, "Farm products" as defined in §9.1-102(a)(34) of the Indiana UCC; (c) none of the Account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral; (d) the Debtor holds no Commercial tort claim except as indicated on the

Perfection Certificate; (e) the Debtor has at all times operated the Debtor's business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances; (f) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete; (g) no effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by the Debtor in favor of Oak Street pursuant to this Agreement or the other Credit Documents; and (h) this Agreement is effective to create a valid and continuing security interest in and, upon the filing of the appropriate financing statements, a perfected security interest in favor of Oak Street on the Collateral with respect to which a security interest may be perfected by filing pursuant to the applicable Uniform Commercial Code. Such security interest is prior to all other security interests, liens and other encumbrances, and is enforceable as such as against any and all creditors of and purchasers from the Debtor. All action by the Debtor necessary or desirable to protect and perfect such security interest in each item of the Collateral has been duly taken.

8. Covenants Concerning Collateral, Etc. The Debtor further covenants with Oak Street as follows: (a) the Collateral, to the extent not delivered to Oak Street pursuant to Section 4 hereof, will be kept at those locations listed on the Perfection Certificate and the Debtor will not remove the Collateral from such locations, without providing at least thirty (30) days' prior written notice to Oak Street; (b) except for the security interest herein granted and liens permitted by the Credit Agreement, the Debtor shall be the owner of or have other rights in the Collateral free from any lien, security interest or other encumbrance, and the Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to Oak Street; (c) the Debtor shall not pledge, mortgage or create, or suffer to exist a security interest, lien or other encumbrance in the Collateral in favor of any person other than Oak Street except for liens permitted by the Credit Agreement; (d) the Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon; (e) the Debtor will permit Oak Street, or its designee, to inspect the Collateral at any reasonable time, wherever located; (f) the Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement; (g) the Debtor will continue to operate the Debtor's business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances; and (h) the Debtor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein. The Debtor shall deliver to Oak Street all Collateral consisting of negotiable documents, certificated securities, chattel paper and instruments (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after the Debtor receives the same. If requested by Oak Street, the Debtor shall obtain waivers or subordinations of liens from landlords and mortgagees.

9. Insurance. The following shall apply to the extent that the principal amount of loans to the Debtor exceeds $250,000:

9.1. **Maintenance of Insurance**. The Debtor will maintain with financially sound and reputable insurers insurance with respect to Debtor's properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Debtor will not be deemed a coinsurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to Oak Street. In addition, all such insurance shall be payable to Oak Street as loss payee. Without limiting the foregoing, the Debtor will (i) keep all of the Debtor's physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers'

compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Debtor, business interruption insurance, and product liability insurance.

9.2. **Insurance Proceeds**. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $5,000, be disbursed to the Debtor for direct application by the Debtor solely to the repair or replacement of the Debtor's property so damaged or destroyed and (ii) in all other circumstances, be held by Oak Street as cash collateral for the Obligations. Oak Street may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as Oak Street may reasonably prescribe, for direct application by the Debtor solely to the repair or replacement of the Debtor's property so damaged or destroyed, or Oak Street may apply all or any part of such proceeds to the Obligations.

9.3. **Notice of Cancellation, Etc.** All policies of insurance of the Debtor shall provide for at least thirty (30) days' prior written cancellation notice to Oak Street. In the event of failure by the Debtor to provide and maintain insurance as herein provided, Oak Street may, at its option, provide such insurance and charge the amount thereof to the Debtor. The Debtor shall furnish Oak Street with certificates of insurance and policies evidencing compliance with the foregoing insurance provision on or prior to the Effective Date and promptly after receiving the same with respect to any renewals, extensions or the like with respect to the policies of the Debtor.

10. Collateral Protection Expenses: Preservation of Collateral.

10.1. **Expenses Incurred by Oak Street**. In its discretion, Oak Street may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees or, if the Debtor fails to do so, pay insurance premiums. The Debtor agrees to reimburse Oak Street on demand for any and all expenditures so made. Oak Street shall have no obligation to the Debtor to make any such expenditures, nor shall the making thereof relieve the Debtor of any default.

10.2. **Oak Street's Obligations and Duties**. Anything herein to the contrary notwithstanding, the Debtor shall remain liable under each contract or agreement comprised in the Collateral to be serviced, observed or performed by the Debtor thereunder. Oak Street shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by Oak Street of any payment relating to any of the Collateral, nor shall Oak Street be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by Oak Street in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to Oak Street or to which Oak Street may be entitled at any time or times. Oak Street's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under §9.1-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as Oak Street deals with similar property for its own account. Oak Street or any of its directors, officers, employees, agents or advisors shall not be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers

conferred on Oak Street hereunder are solely to protect Oak Street's interest in the Collateral and shall not impose any duty upon Oak Street to exercise any such powers.

11. **Securities and Deposits.** Oak Street may at any time following and during the continuance of a Default or Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply such income to the Obligations. Whether or not any Obligations are due, Oak Street may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from Oak Street to the Debtor may at any time be applied to or set off against any of the Obligations then due and owing.

12. **Notification to Account Debtors and Other Persons Obligated on Collateral.** If an Event of Default shall have occurred and be continuing, the Debtor shall, at the request of Oak Street, notify Account debtors and other persons obligated on any of the Collateral of the security interest of Oak Street in any Account, Chattel paper, General intangible and/or Instrument constituting Collateral and that payment thereof is to be made directly to Oak Street or to any financial institution designated by Oak Street as Oak Street's agent therefor, and Oak Street may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Debtor, so notify account debtors and other persons obligated on Collateral, including, but not limited to, sending letters to Account debtors, such as insurance carriers, to collect any Collateral directly. After the making of such a request or the giving of any such notification, the Debtor shall hold any Proceeds of collection of Accounts, Chattel paper, General intangibles, Instruments and other Collateral received by the Debtor as trustee for Oak Street without commingling the same with other funds of the Debtor and shall turn the same over to Oak Street in the identical form received, together with any necessary endorsements or assignments. Oak Street shall apply the Proceeds of collection of Accounts, Chattel paper, General intangibles, Instruments and other Collateral received by Oak Street to the Obligations, such Proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.

13. **Power of Attorney.** The Debtor hereby irrevocably constitutes and appoints Oak Street and any officer or agent thereof, with full power of substitution, as Debtor's true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in Oak Street's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation: (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; (c) to file any claims or take any action or institute any proceedings which Oak Street may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Oak Street with respect to any of the Collateral; and (d) to perform the affirmative obligations of the Debtor hereunder. To the extent permitted by law, the Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred on Oak Street hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Oak Street shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act, except for Oak Street's own gross negligence or willful misconduct.

14. **Remedies.** If an Event of Default shall have occurred and be continuing, Oak Street may, without notice to or demand upon the Debtor, declare this Agreement to be in default, and Oak Street shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Indiana UCC or of any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, including without limitation any amounts held by

third parties, and for that purpose Oak Street may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. Oak Street may in its discretion require the Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdictions of the Debtor's principal office(s) or at such other locations as Oak Street may reasonably designate. Oak Street may sell or take possession of any Collateral then held, or any part thereof and any substitute therefor and any additions thereto, at any public or private sale, without notice, advertisement, or demand of any kind, except as required by law. The Collateral is perishable and threatens to decline speedily in value due to the personal nature of such collateral and is of a type customarily sold in a recognized market. Thus, Debtor waives notice of disposition of any Collateral. Debtor further acknowledges and agrees that Oak Street may purchase any of the Collateral at any such private or public sale. In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of Oak Street's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

15. **Standards for Exercising Remedies.** To the extent that applicable law imposes duties on Oak Street to exercise remedies in a commercially reasonable manner, the Debtor acknowledges and agrees that it is not commercially unreasonable for Oak Street (a) to fail to incur expenses reasonably deemed significant by Oak Street to prepare Collateral for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Oak Street against risks of loss, collection or disposition of Collateral or to provide to Oak Street a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Oak Street, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Oak Street in the collection or disposition of any of the Collateral. The Debtor acknowledges that the purpose of this Section 15 is to provide non-exhaustive indications of what actions or omissions by Oak Street would not be commercially unreasonable in Oak Street's exercise of remedies against the Collateral and that other actions or omissions by Oak Street shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 15. Without limitation upon the foregoing, nothing contained in this Section 15 shall be construed to grant any rights to the Debtor or to impose any duties on Oak Street that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 15.

16. **No Waiver by Oak Street, Etc.** Oak Street shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by Oak Street. No delay or omission on the part of Oak Street in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Oak Street with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as Oak Street deems expedient.

17. **Oak Street Has No Duty; Reasonable Care.** The powers conferred on Oak Street hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except

for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Oak Street shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment property, whether or not Oak Street has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Oak Street is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that Oak Street shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Debtor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of Oak Street to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

18. **Suretyship Waivers by Debtor.** The Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Oak Street may deem advisable. Oak Street shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 10.2 and Section 17 hereof. The Debtor further waives any and all other suretyship defenses.

19. **Marshalling.** Oak Street shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Oak Street's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.

20. **Proceeds of Dispositions; Expenses.** The Debtor shall pay to Oak Street on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Oak Street in protecting, preserving or enforcing Oak Street's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any Proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as Oak Street may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9.1-608(a)(1)(C) or 9.1-615(a)(3) of the Indiana UCC, any excess shall be returned to the Debtor, and the Debtor shall remain liable for any deficiency in the payment of the Obligations.

21. **Overdue Amount.** Until paid, all amounts due and payable by the Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the Default Rate.

22. **Governing Law**. This Agreement and the Credit Documents are submitted by Debtor to Oak Street for Oak Street's acceptance or rejection at Oak Street's principal place of business in the State of Indiana as an offer by the Debtor to borrow monies from Oak Street now and from time to time hereafter and shall not be binding upon Oak Street or become effective until accepted by Oak Street, in writing, at said place of business in

the State of Indiana. If so accepted by Oak Street, this Agreement and the other Credit Documents shall be deemed to have been made at said place of business. This Agreement has been executed and delivered and is intended to be performed in the State of Indiana and shall be governed, construed and enforced in all respects in accordance with the substantive laws of the State of Indiana without regard to conflict of law provisions.

23. <u>SUBMISSION TO JURISDICTION</u>. THE DEBTOR IRREVOCABLY (A) ACKNOWLEDGES THAT THIS AGREEMENT WILL BE ACCEPTED BY OAK STREET AND PERFORMED BY THE DEBTOR IN THE STATE OF INDIANA; (B) EXPRESSLY SUBMITS IN ADVANCE TO THE JURISDICTION OF THE SUPERIOR OR CIRCUIT COURTS OF HAMILTON COUNTY, INDIANA OR FEDERAL COURTS SITTING IN THE UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF INDIANA (COLLECTIVELY, THE "COURTS") OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, INCLUDING, BUT NOT LIMITED TO ALL EVENTS PRECEDING EXECUTION THEREOF, AS WELL AS ANY COUNTERCLAIMS OR LENDER LIABILITY ACTIONS (INDIVIDUALLY, AN "AGREEMENT ACTION") OR IN ANY OTHER FORUM SELECTED BY OAK STREET; (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION OR DEFENSE THAT THE DEBTOR MAY NOW OR HEREAFTER HAVE BASED ON IMPROPER VENUE, LACK OF PERSONAL JURISDICTION, INCONVENIENCE OF FORUM OR ANY SIMILAR MATTER IN ANY AGREEMENT ACTION BROUGHT IN ANY OF THE COURTS; (D) AGREES THAT FINAL JUDGMENT IN ANY AGREEMENT ACTION BROUGHT IN ANY OF THE COURTS SHALL BE CONCLUSIVE AND BINDING UPON THE DEBTOR AND MAY BE ENFORCED IN ANY OTHER COURT TO THE JURISDICTION OF WHICH DEBTOR IS SUBJECT BY A SUIT UPON SUCH JUDGMENT; (E) CONSENTS TO THE SERVICE OF PROCESS ON THE DEBTOR IN ANY AGREEMENT ACTION BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE DEBTOR AT THE DEBTOR'S ADDRESS DESIGNATED IN OR PURSUANT TO SECTION 11 OF THE CREDIT AGREEMENT; (F) AGREES THAT SERVICE IN ACCORDANCE WITH SECTION 11 OF THE CREDIT AGREEMENT SHALL IN EVERY RESPECT BE EFFECTIVE AND BINDING ON THE DEBTOR TO THE SAME EXTENT AS THOUGH SERVED ON DEBTOR IN PERSON BY A PERSON DULY AUTHORIZED TO SERVE SUCH PROCESS; AND (G) AGREES THAT THE PROVISIONS OF THIS SECTION, EVEN IF FOUND NOT TO BE STRICTLY ENFORCEABLE BY ANY COURT, SHALL CONSTITUTE "FAIR WARNING" TO THE DEBTOR THAT BY EXECUTION OF THIS AGREEMENT THE DEBTOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY THE DEBTOR AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT OR CREDIT DOCUMENTS, INCLUDING ANY COUNTERCLAIMS OR LENDER LIABILITY ACTIONS, SHALL BE LITIGATED IN THE SUPERIOR OR CIRCUIT COURTS OF HAMILTON COUNTY, INDIANA, OR AT OAK STREET'S DISCRETION IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF INDIANA. THE EXCLUSIVE CHOICE OF FORUM FOR THE DEBTOR SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY OAK STREET, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY OAK STREET, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND THE DEBTOR HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

24. <u>Miscellaneous.</u> The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. The Debtor, if more than one, will be jointly and severally liable, and all covenants, representations and warranties contained in this Agreement will be deemed to have been made by each Debtor jointly and severally, unless otherwise indicated in this Agreement. This Agreement and all rights and obligations hereunder shall be binding upon the Debtor and the Debtor's respective successors and assigns and shall inure to the benefit of Oak Street and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this

Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Debtor acknowledges receipt of a copy of this Agreement.

25. Amendments, Etc. No amendment to or waiver of any provision of this Agreement, nor consent to any departure by the Debtor from its obligations under this Agreement, shall in any event be effective unless the same shall be in writing and signed by Oak Street and the Debtor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

26. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

27. JURY WAIVER. OAK STREET AND THE DEBTOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ALLEGATIONS OF FRAUD, OR ACTIONS OF EITHER OF THEM, INCLUDING, BUT NOT LIMITED TO ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OAK STREET OR THE DEBTOR AGAINST THE OTHER, WHETHER LEGAL, EQUITABLE OR CONTRACTUAL IN NATURE. NEITHER OAK STREET NOR THE DEBTOR SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER OAK STREET OR DEBTOR EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

28. Electronic Signature Acknowledgment. Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

{Signature Page Follows}

IN WITNESS WHEREOF, intending to be legally bound, the Debtor has caused this Agreement to be duly executed as of the Effective Date.

[Debtor's electronic signature is on the following page]

Accepted:

OAK STREET FUNDING LLC

By: ______________________________
Rick Dennen, President

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

Reliance Insurtech, LLC By:
Reliance Global Group, Inc., its
Member

DocuSigned by:
Ezra Beyman
A56D5F29DBE3487...

Name: Ezra Beyman

Title: Manager

4/24/2022 | 8:07 AM EDT

APPENDIX I

CERTIFICATE WITH RESPECT TO DEBTOR AND COLLATERAL LOCATIONS

1) **Legal Name of Debtor**:
   a) Reliance Insurtech, LLC

2) **State of Organization (if an entity)**:
   a) New Jersey

3) **Type of Entity (if an entity)**:
   a) limited liability company

4) **Residence or Place of Business** (if Debtor has only one) **or Primary Residence or Chief Executive Office** (if more than one residence or place of business) **and Mailing Address**:

   40 Wall St, 60th Floor
   New York, NY 10005-1304
   Attn: Yaakov Beyman

5) **Locations of Collateral**:

   (a) Properties Owned by the Debtor:

   (b) Properties Leased by the Debtor:

   40 Wall St, 60th Floor
   New York, NY 10005-1304

IN WITNESS WHEREOF, the undersigned has hereunto signed this Certificate on the Effective Date.

[Debtor's electronic signature is on the following page]

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

Reliance Insurtech, LLC By:
Reliance Global Group, Inc., its Member

DocuSigned by:
Ezra Beyman
A56D5F29DBE3487...

Name: Ezra Beyman

Title: Manager

4/24/2022 | 8:07 AM EDT

FIFTH AMENDMENT TO MASTER CREDIT AGREEMENT AND CREDIT DOCUMENTS

This Fifth Amendment to Master Credit Agreement and Credit Documents (this "Amendment") is made and entered into effective as of April 26, 2022, by and among **OAK STREET FUNDING LLC**, a Delaware limited liability company ("Oak Street"), **SOUTHWESTERN MONTANA INSURANCE CENTER LLC**, a Montana limited liability company ("SW Montana"), **FORTMAN INSURANCE SERVICES, LLC**, an Ohio limited liability company ("Fortman"), **ALTRUIS BENEFIT CONSULTANTS, INC**., a Michigan corporation ("Altruis"), **EMPLOYEE BENEFITS SOLUTIONS, LLC**, a Michigan limited liability company ("EBS"), **US BENEFITS ALLIANCE, LLC**, a Michigan limited liability company ("USB"), and **UIS AGENCY, LLC f/k/a COMMERCIAL COVERAGE SOLUTIONS LLC**, a New Jersey limited liability company ("UIS", and collectively with SW Montana, Fortman, Altruis, EBS and USB, the "Existing Borrower"), and **RELI EXCHANGE, LLC**, an Illinois limited liability company (the "Joining Borrower", and collectively with the Existing Borrower, the "Borrower").

W I T N E S S E T H:

WHEREAS, pursuant to the terms and conditions of that certain Master Credit Agreement between Existing Borrower and Oak Street dated as of April 3, 2019, as amended from time to time (collectively, the "Credit Agreement"), Oak Street made several Loans to the Borrower;

WHEREAS, capitalized terms used in this Amendment shall have the meanings given them in the Credit Agreement, except as otherwise provided herein;

WHEREAS, Reliance Global Group, Inc. (the "Public Company"), a Guarantor herein, entered into that certain Asset Purchase Agreement with Medigap Healthcare Insurance Company, LLC as "Seller" effective as of December 21, 2021 (the "Medigap Purchase") pursuant to which the Public Company purchased certain Assets (as defined therein) from Seller for an upfront cash payment of $16,638,750 and three (3) annual earnouts of predefined shares in the Public Company;

WHEREAS, the Public Company formed a new subsidiary, Medigap Healthcare Insurance Agency, LLC, by filing a Certificate of Formation with the Delaware Secretary of State;

WHEREAS, the Public Company transferred the Assets to Medigap Healthcare Insurance Agency, LLC;

WHEREAS, the Public Company also formed a new subsidiary, Reliance Insurtech, LLC, by filing a Certificate of Formation with the New Jersey Department of the Treasury Division of Revenue and Enterprise Services;

WHEREAS, the Public Company also formed another new subsidiary, Joining Borrower, by filing Articles of Organization with the Illinois Secretary of State;

WHEREAS, the Joining Borrower desires to enter into that certain Asset Purchase Agreement with Barra & Associates, LLC as Seller effective as of April 26, 2022 (the "Barra Purchase") pursuant to which Joining Borrower will purchase certain Assets (as defined therein) from Seller for an upfront cash payment and certain earn-out payments;

WHEREAS, the Borrower has requested that Oak Street: (i) consent to the Medigap Purchase, (ii) recognize Medigap Healthcare Insurance Agency, LLC and Reliance Insurtech, LLC as a "Corporate Guarantor" for the Obligations, (iii) recognize the Joining Borrower as an "Additional Borrower" pursuant to, and in accordance with, the terms of the Credit Agreement, (iv) consent to the Barra Purchase and provide for an "Additional Loan" pursuant to, and in accordance with, the terms of the Credit Agreement in an aggregate principal amount of $6,520,000.00 under LoanID 121393 (the "Requested Additional Loan") to enable the Joining Borrower to make the Barra Purchase, and (v) make certain other amendments to the Credit Agreement and the other Credit Documents, all as more specifically set forth herein and in the other Amendment Documents.

Oak Street is willing to consent to such requests and so amend the Credit Agreement and the other Credit Documents, as applicable, to reflect such transactions, all on the terms, and subject to the conditions, of this Amendment and the other Amendment Documents.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I. GENERAL PROVISIONS

1. In order to induce Oak Street to enter into this Amendment, Borrower hereby represents and warrants to Oak Street that: (a) each of the foregoing recitals is true and correct; (b) all of the representations, warranties and covenants in the Credit Agreement and the balance of the Credit Documents are true and complete in all material respects on the date hereof with the same force and effect as if made on such date, except as expressly set forth herein; (c) the Credit Agreement and the balance of the Credit Documents are in full force and effect and Borrower has no offsets, defenses, claims, causes of action or counterclaims with respect thereto or otherwise against Oak Street; and (d) except as may otherwise be expressly referenced herein, there are no other defaults, Events of Default or events which, with the passage of time or the giving of notice, or both, are likely to become an Event of Default under the Credit Agreement or any of the Credit Documents.

II. AMENDMENTS TO CREDIT AGREEMENT AND OTHER AGREEMENTS

1. Consent to Medigap Purchase. So long as the conditions precedent set forth below are satisfied as determined by Oak Street in its sole discretion, Oak Street will consent to the Medigap Purchase.

2. Joinder of Corporate Guarantor. Medigap Healthcare Insurance Agency, LLC and Reliance Insurtech, LLC shall each become a Corporate Guarantor for the Loans.

3. Joinder of Additional Borrower.

(a) Joining Borrower hereby acknowledges and agrees that Joining Borrower desires to: (i) become a "Borrower" and a "Cross-Guarantor" under the Credit Agreement and the other Credit Documents, as applicable; (ii) execute and deliver to Oak Street such Credit Documents as Oak Street may require, including this Amendment, the Additional Borrower Joinder Agreement, and the other Amendment Documents; and (iii) have all the rights and obligations, as a joint and several obligor, of a Borrower and Cross-Guarantor under the Credit Documents.

(b) Oak Street hereby confirms that, upon the consummation of this Amendment (subject to the satisfaction of all conditions precedent set forth in this Amendment and other Amendment Documents: (i) Joining Borrower is a Borrower and Cross-Guarantor under the Credit Agreement and the

other applicable Credit Documents, and (ii) all of the rights and obligations of a Borrower and a Cross-Guarantor under the Credit Agreement and the other applicable Credit Documents shall inure to and bind Joining Borrower, as a joint and several obligor.

4. Consent to Barra Purchase. So long as the conditions precedent set forth below are satisfied as determined by Oak Street in its sole discretion, Oak Street will consent to the Barra Purchase.

5. Requested Additional Loan. So long as the conditions precedent set forth below are satisfied as determined by Oak Street in its sole discretion, Oak Street will provide the Requested Additional Loan.

6. Annualized Commission for Requested Additional Loan. The Annualized Commission for the Requested Additional Loan (121393) is $447,935.46.

7. Additional CCA Funds. No later than the Effective Date, the Borrower shall deposit $595,000 into Joining Borrower's CCA (ending in #2140) (the "Additional CCA Funds"), which funds shall be held in Joining Borrower's CCA until such time that (i) there exists no Event of Default and (ii) Joining Borrower's Debt Service Coverage Ratio (solely with respect to Joining Borrower and no other Borrower) is greater than 1.00 to 1.00 as evidenced by Joining Borrower's financial statements and accompanying compliance certificate. Upon satisfaction of the foregoing conditions, Oak Street will release the Additional CCA Funds back to Joining Borrower.

8. Financial Covenants. Section 5(d)(i) and (ii) shall be and hereby are replaced in their entirety as follows:

Beginning on June 30, 2022 and quarterly thereafter during the term of the Loan(s), the Borrower shall provide to Oak Street a Compliance Certificate stating whether the Borrower and Entity Guarantor is in compliance with the Financial Covenants set forth below, all information provided to Oak Street in the Compliance Certificate is true and correct, all monthly information has been provided to Oak Street and all representations and warranties set forth in the Credit Agreement continue to be true and correct. The Compliance Certificate is due forty-five (45) days following the quarter-end based on the fiscal year end of the Borrower and Entity Guarantor and shall be certified by a financial officer in accordance with GAAP consistently applied.

Name	Date Range	Test	Test Frequency
Senior Funded Debt to EBITDA (cumulative)	6/30/2022 – 3/31/2023	<= 4	Quarterly
Senior Funded Debt to EBITDA TTM	6/30/2023 - 9/30/2023	<= 4	Quarterly
Senior Funded Debt to EBITDA TTM	Beginning on 12/31/2023, ending on the last Maturity Date	<= 3.5	Quarterly
Debt Service Coverage Ratio (Post-Dist) (cumulative)	6/30/2022 – 3/31/2023	>= 1.5	Quarterly
Debt Service Coverage Ratio (Post-Dist) TTM	Beginning on 6/30/2023, ending on the last Maturity Date	>= 1.5	Quarterly

III. CONDITIONS PRECEDENT

On or prior to the time and date that Oak Street executes this Amendment, and as a condition to the effectiveness of this Amendment, each of the following conditions precedent (the "Conditions Precedent") shall have been satisfied in the sole judgment of Oak Street:

1. Other Amendment Documents. Oak Street shall have received, each in form and substance acceptable to Oak Street (together with this Amendment, collectively, the "Amendment Documents"):

(a) this Amendment duly executed by each Existing Borrower and Joining Borrower;

(b) an Additional Borrower Joinder Agreement and a Security Agreement, in each case duly executed by the Joining Borrower;

(c) a Secured Promissory Note, duly executed by the Borrower in the principal amount of the Requested Additional Loan;

(d) a Reaffirmation of Credit Documents, duly executed by each Guarantor for the benefit of Oak Street;

(e) a Continuing Guarantee and Security Agreement, duly executed by each new Corporate Guarantor;

(f) a Collateral Assignment of Membership, duly executed by the Public Company in Joining Borrower and each new Corporate Guarantor;

(g) evidence that this Amendment, the other Amendment Documents, and the transactions contemplated hereby and thereby were duly authorized by the board of directors, shareholders, managers, members or other applicable governing body of each Borrower and Guarantor;

(h) fully executed copies of all documents relating to the Medigap Purchase;

(i) fully executed copies of all documents relating to the Barra Purchase;

(j) a Subordination Agreement and Assignment of Purchase Documents, duly executed by Joining Borrower and Barra & Associates, LLC;

(k) all other documents, instruments and agreements deemed necessary or desirable by Oak Street to effect the amendments to the Borrower's credit facilities with Oak Street relative to the transactions contemplated by this Amendment; and

(l) payment of all fees in connection with the Requested Additional Loan.

2. No Changes.

(a) No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Oak Street to perform any of its agreements or obligations under any of the Credit Documents or (ii) for any Borrower to perform any of its agreements or obligations under any of the Credit Documents;

(b) All corporate, limited liability company, governmental and other proceedings in connection with the transactions contemplated on the Effective Date shall have been completed to the satisfaction of Oak Street; and

(c) No changes shall have occurred in the assets, liabilities, financial condition, business, or operations of any Obligor, and no changes shall have occurred in the projected assets, liabilities, financial condition, business, operations, or prospects of any Borrower or Guarantor, in each case which, individually or in the aggregate, could reasonably be expected to result in a material adverse effect, and Oak Street shall have completed such review of the status of all current and pending legal issues as Oak Street shall deem necessary or appropriate.

IV. MISCELLANEOUS PROVISIONS

1. The Borrower represents and warrants to, and covenant with, Oak Street that:

(a) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(b) as of the date of this Amendment and except as expressly set forth herein, all of the representations and warranties of Borrower set forth in the Credit Agreement and the Credit Documents are true and correct in all material respects and no other default or Event of Default under or within the meaning of the Credit Agreement has occurred and is occurring.

2. Reaffirmation of Security. In addition to, and without limiting, any other provision of any Credit Document, the Borrower and Oak Street hereby expressly intend that this Amendment is in no way intended, nor shall it be constructed to, (a) constitute the refinancing, refunding, payment or extinguishment of the Obligations evidenced by the existing Credit Documents; (b) be deemed to evidence a novation of the outstanding balance of any of the Loans or the Obligations; or (c) adversely affect, impair, or extinguish the creation, attachment, perfection or priority of the liens on the Collateral granted pursuant to any Security Agreement. Without limiting the generality of the foregoing, the Borrower ratifies and reaffirms any and all grants of liens to Oak Street on the Collateral as security for the Obligations, and the Borrower acknowledges and confirms that the grants of the liens to Oak Street on the Collateral: (i) represent continuing liens on all of the Collateral, (ii) secure all of the Obligations, and (iii) represent valid, first lien on all of the Collateral.

3. This Amendment, together with the Credit Agreement and the other Credit Documents, sets forth the entire agreement of the Parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment. Except as specifically amended and/or supplemented by this Amendment or the other Credit Documents, all terms of the Credit Agreement and the other Credit Documents are ratified and confirmed and remain in full force and effect. In the event of a conflict between the terms of the Credit Agreement and the terms of this Amendment, the terms of this Amendment shall control. The Credit Agreement, as amended and supplemented by this Amendment, will be construed as one agreement. All references in any of the Credit Documents to the Credit Agreement will be deemed to be references to the Credit Agreement as amended and supplemented by this Amendment. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions. This Amendment and the other Credit Documents may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof or thereof, and, if so signed: (i) may be relied on by each party as if the document were a manually signed original and (ii) will be binding on each party for all purposes. This Amendment may be executed in multiple

counterparts, each of which shall be deemed to be an original but all of which, when together, shall constitute one and the same instrument, but none of which counterparts shall become effective unless and until this Amendment is signed by Oak Street and Borrower.

4. The parties agree that in order to induce Oak Street to enter into this Amendment and for value received, the receipt and sufficiency of which are hereby acknowledged, the Borrower for itself and its respective directors, officers, shareholders, members, parents, subsidiaries or affiliated entities, employees, agents, representatives, estates, predecessors, successors and assigns, hereby releases and forever discharges Oak Street, and its directors, officers, shareholders, parents, subsidiaries or affiliated corporations, employees, agents, attorneys, representatives, predecessors, successors and assigns, of and from any and all actions, causes of action, suits, proceedings, claims, demands, damages, costs, expenses and liabilities of any kind or nature whatsoever, whether known or unknown, against any and all of them arising from, relating to or involving in any way, directly or indirectly, any act, statement, omission or conduct concerning or related to the Borrower, the Credit Documents, and/or the subject matter of this Amendment occurring prior to the execution of this Amendment.

5. Electronic Signature Acknowledgment. Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

[*Signatures on following page.*]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year written above.

[Borrower's electronic signature is on the following page]

OAK STREET:
OAK STREET FUNDING LLC

By:_________________________________
Rick Dennen, President

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

Reli Exchange, LLC

DocuSigned by:

Ezra Beyman

A56D5F29DBE3487...

Name: Ezra Beyman

Title: Manager

4/24/2022 | 8:08 AM EDT

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

UIS Agency, LLC f/k/a
Commercial Coverage Solutions LLC

DocuSigned by:
Ezra Beyman
A56D5F29DBE3487...

Name: Ezra Beyman

Title: Manager

4/24/2022 | 8:08 AM EDT

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

Southwestern Montana
Insurance Center, LLC

DocuSigned by:
Ezra Beyman
A56D5F29DBE3487...

Name: Ezra Beyman

Title: Manager

4/24/2022 | 8:08 AM EDT

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

Altruis Benefit Consultants, Inc.

DocuSigned by:
YaakovBeyman
7DF72EBFDF324C0...

Name: Yaakov A. Beyman

Title: President

4/25/2022 | 10:26 AM EDT

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

Fortman Insurance Services, LLC

DocuSigned by:
Ezra Beyman
A56D5F29DBE3487...

Name: Ezra Beyman

Title: Manager

4/24/2022 | 8:08 AM EDT

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

US Benefits Alliance, LLC

DocuSigned by:

Ezra Beyman

A56D5F29DBE3487...

Name: Ezra Beyman

Title: Manager

4/24/2022 | 8:08 AM EDT

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

Employee Benefits Solutions, LLC

DocuSigned by:
Ezra Beyman
A56D5F29DBE3487...

Name: Ezra Beyman

Title: Manager

4/24/2022 | 8:08 AM EDT

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

Kush Benefits Solutions, LLC By: Reliance Global Group, Inc., its Manager	**Reliance Global Group, Inc.**	**Reliance Global Holdings, LLC**
DocuSigned by: Ezra Beyman A56D5F29DBE3487...	DocuSigned by: Ezra Beyman A56D5F29DBE3487...	DocuSigned by: Ezra Beyman A56D5F29DBE3487...
Name: Ezra Beyman	Name: Ezra Beyman	Name: Ezra Beyman
Title: Manager - CEO	Title: Manager - CEO	Title: Manager - CEO
4/24/2022 | 8:09 AM EDT	4/24/2022 | 8:09 AM EDT	4/24/2022 | 8:09 AM EDT

CONSENT AND REAFFIRMATION OF GUARANTORS

The undersigned Guarantors hereby acknowledge and consent to the terms and conditions of the foregoing Amendment, and acknowledge and consent to the execution, delivery, and performance by the Borrower of the Amendment, and further acknowledge and reaffirm their obligations pursuant to their Continuing Guarantee previously executed in favor of Oak Street, as the same may have been modified from time to time.

Acknowledged, Agreed and Accepted as of the Effective Date:

[Guarantor's electronic signature is on the following page]

oak street funding

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

DocuSigned by:

Debra Beyman

CA3636B99544405...

Name: Debra Beyman

Title: Guarantor

4/24/2022 | 8:01 AM EDT

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

DocuSigned by:

YAAKOV BEYMAN

7DF72EBFDF324C0...

Name: Yaakov Beyman

Title: Guarantor

4/25/2022 | 10:24 AM EDT

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

DocuSigned by:

Ezra Beyman

A56D5F29DBE3487...

Name: Ezra Beyman

Title: Guarantor

4/24/2022 | 8:09 AM EDT

SECURED PROMISSORY NOTE
(Term Note)
(Loan ID: 121393)

$6,520,000 April 26, 2022
("Effective Date")

1. PROMISE TO PAY. On or before May 25, 2032 (the "Maturity Date"), **SOUTHWESTERN MONTANA INSURANCE CENTER LLC**, a Montana limited liability company, **FORTMAN INSURANCE SERVICES, LLC**, an Ohio limited liability company, **ALTRUIS BENEFIT CONSULTANTS, INC**., a Michigan corporation, **EMPLOYEE BENEFITS SOLUTIONS, LLC**, a Michigan limited liability company, **US BENEFITS ALLIANCE, LLC**, a Michigan limited liability company, **UIS AGENCY, LLC f/k/a COMMERCIAL COVERAGE SOLUTIONS LLC**, a New Jersey limited liability company and **RELI EXCHANGE, LLC**, an Illinois limited liability company and any other Borrower added hereto from time to time (herein jointly and severally called the "Borrower" whether one or more), for value received, hereby jointly and severally promise to pay to the order of **OAK STREET FUNDING LLC**, a Delaware limited liability company, whose address is 8888 Keystone Crossing, Suite 1700, Indianapolis, Indiana 46240 (together with its successors and assigns, "Oak Street"), the sum of Six Million Five Hundred Twenty Thousand Dollars ($6,520,000) (this "Loan"), plus interest as provided in this Secured Promissory Note (this "Note"). The outstanding balance of this Note shall appear on Oak Street's supplemental records and is not necessarily the face amount of this Note, which records shall evidence the balance due pursuant to this Note at any time as provided in the Credit Agreement (defined below).

Notwithstanding the stated Maturity Date set forth in the immediately preceding paragraph, and for the avoidance of any doubt, the Borrower specifically acknowledges and agrees that the failure of any Loan to be permanently repaid in full by the "Maturity Date" (as defined in the applicable Note) applicable to such Loan, as set forth in the applicable Note, shall result in this Note being immediately due and payable on such date notwithstanding the "Maturity Date" stated above.

2. LOAN AGREEMENT TERMS; INTEREST RATE AND SCHEDULED PAYMENT DATES.

(a) This Note, shall be subject to the terms and conditions of the Master Credit Agreement among Oak Street and the Borrower dated to be effective as of even date herewith (as the same may be amended, renewed, consolidated, restated or replaced from time to time, the "Credit Agreement"). Capitalized terms that are used, but not defined, in this Note and that are defined directly or by reference in the Credit Agreement or in any of the other Credit Documents shall have in this Note the meanings given to such terms in the Credit Agreement and such other Credit Documents as if fully re-written herein.

(b) Subject to Oak Street's rights as set forth in the Credit Agreement and this Note, the principal sum outstanding under this Note shall bear interest at the Interest Rate (defined below). On the Effective Date, this Note shall bear interest on the outstanding principal amount thereof at a variable per annum rate (the "Interest Rate") established on the date of this Agreement and adjusted on each subsequent Payment Due Date to take into account any change in the Prime Rate, equal to the sum of (i) the Prime Rate which is in effect on the applicable Payment Due Date, plus (ii) the Applicable Margin in effect as of such Payment Due Date. Such interest shall be payable monthly, in arrears, on each Payment Due Date. Interest will accrue on the basis of a 360-day year and paid for actual days elapsed.

(c) Subject to the terms and conditions of the Credit Agreement and this Note, Oak Street agrees to make each Loan to the Borrower. Five Point Zero Zero percent (5.00%) of the proceeds of the Loan requested by the Borrower will be deducted and deposited to the CCA as security for the Obligations.

(d) Prior to the Amortization Date, commencing on the first Payment Due Date that occurs immediately after the Effective Date (or if such date is not a Business Day, then the immediately succeeding Business Day), and continuing on each Payment Due Date thereafter until the Amortization Date, the Borrower will make payments of interest equal to all then accrued and unpaid interest under this Note. The amount of the monthly installment payment will be recalculated by Oak Street on or prior to each Payment Due Date to take into account any change in the applicable Interest Rate. Commencing on the Amortization Date (or if such date is not a Business Day, then the immediately succeeding Business Day), and continuing on each Payment Due Date thereafter until this Note has been paid in full (or, if earlier, the Maturity Date), the Borrower will make installment payments of combined principal and interest such that each such installment payment shall be in an amount sufficient to fully amortize outstanding principal and interest due hereunder over the Repayment Period, based on the assumption that the Interest Rate applicable to the Loan and in effect on the first day of the Repayment Period would remain unchanged throughout the Repayment Period, provided, however, that the amount of principal and interest due may change from time to time if there are changes in the Interest Rate or if the Loan is prepaid in part pursuant to Section 5 hereof, in each case as determined by Oak Street. The amount of the monthly installment payment will be recalculated by Oak Street on or prior to each Payment Due Date to take into account any change in the applicable Interest Rate. On the Maturity Date, the Borrower shall repay the remaining outstanding principal amount of this Note, together with all accrued but unpaid interest thereof, and all other fees and other amounts payable hereunder.

(e) Notwithstanding any provision to the contrary in this Note, in no event shall interest under this Note exceed the maximum rate of interest permitted under applicable usury laws as provided in the Credit Agreement.

(f) On the earlier of (i) the Maturity Date and (ii) acceleration of this Note in accordance with its terms or the terms of the other Credit Documents, the entire outstanding principal balance of this Note, together with all accrued and unpaid interest and any other fees, charges, and expenses, if any, outstanding hereunder shall be due and payable in full.

(g) Payments received in respect of this Note will be applied as set forth in this Note and the Credit Agreement.

(h) No part of the Obligations evidenced by this Note may, on the repayment thereof, be redrawn or reborrowed by the Borrower.

3. DEFINITIONS.

"Amortization Date" means the earliest of (i) June 25th, 2023, or such later date to which the Amortization Date has been extended in writing by Oak Street, or (ii) at Oak Street's election a date selected by Oak Street following an Event of Default.

"Applicable Margin" means a per annum percentage which is added to the Prime Rate in order to determine the Interest Rate at which interest accrues on the unpaid principal balance of the Loan. The initial Applicable Margin is Two Point Five Zero Zero percent (2.500%) per annum; provided however, during any interest only period, the Applicable Margin shall automatically be increased by an additional 0.25%.

"Repayment Period" means a period of 108 months commencing on the Amortization Date during which the Borrower will be required to repay the outstanding principal balance of the Loan, together with all accrued and unpaid interest thereon, in combined monthly installments as provided in Section 2(d) hereof.

4. FEES. In connection with this Loan, the Borrower agrees to pay to Oak Street the following: (i) a non-refundable closing fee as set forth on the pre-close checklist, (ii) a non-refundable origination fee as set forth on the pre-close checklist, (iii) on each Payment Due Date prior to the Maturity Date, a monthly servicing fee equivalent to 0.50% per annum on the outstanding unpaid principal balance of the Loan as of the 25th day of the immediately preceding month. Monthly servicing fees will accrue on the basis of a 360-day year and paid for actual days elapsed.

5. PREPAYMENT. If the Borrower prepays all or any part of the principal amount outstanding other than in accordance with the schedule of principal installment payments established for the Loan pursuant to Section 2(d), or if an Event of Default occurs, the Borrower will in connection with any such prepayment, pay to Oak Street the following payment contemporaneously with such payment (the "Prepayment Premium"):

Period in which the Prepayment Occurs	**Prepayment Premium***
Loan Year 1: The period commencing on the Effective Date to, but excluding, the first anniversary of the Amortization Date.	5%
Loan Year 2: The period commencing on the first anniversary of the Amortization Date to, but excluding, the second anniversary of the Amortization Date.	4%
Loan Year 3: The period commencing on the second anniversary of the Amortization Date to, but excluding, the third anniversary of the Amortization Date.	3%
Loan Year 4: The period commencing on the third anniversary of the Amortization Date to, but excluding, the fourth anniversary of the Amortization Date.	2%
Loan Year 5: At all times on and after the fourth anniversary of the Amortization Date through the Maturity Date.	1%
*of the then outstanding principal balance	

The payment of the Prepayment Premium will be considered liquidated damages for loss of bargain to Oak Street and not as a penalty. Unless there exists an Event of Default, partial prepayments will result in recalculation of monthly installment payments pursuant to Section 2(d) above.

6. USE OF PROCEEDS. The Borrower certifies that the proceeds of this Loan will be used for business purposes.

7. SECURITY; OBLIGATIONS. This Note is secured, among other things, by all of the Collateral.

8. REPRESENTATIONS AND WARRANTIES; REAFFIRMATION. The Borrower hereby represents and warrants to Oak Street that the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and accurate as of the Effective Date. Each of the Credit Documents is hereby ratified and confirmed by the Borrower.

9. EVENTS OF DEFAULT; DEFAULT RATE; REMEDIES. Upon the occurrence and during the continuation of an Event of Default, (a) the entire unpaid principal balance of this Note, together with all accrued but unpaid interest and together with all of the other Obligations, may be accelerated and become immediately due and payable in accordance with the Credit Agreement, without demand or notice of any kind (which are hereby expressly waived by each Borrower), (b) Oak Street may increase the Interest Rate to, in each case without notice, the Default Rate, and (c) Oak Street may exercise all of its other rights and remedies under each of the Credit Documents and under applicable law. Each Borrower hereby agrees to pay all costs of collection and other expenses, including reasonable attorneys' fees, if this Note is not paid when due, whether or not legal proceedings are commenced, as further set forth and in accordance with the Credit Agreement. The remedies of Oak Street as provided in this Note, the Credit Agreement and the other Credit Documents shall be cumulative and concurrent and may be pursued singly, successively, or together against the Borrower, Guarantor and/or against any Collateral, all at the discretion of Oak Street.

10. ENTIRE AGREEMENT; FACSIMILE SIGNATURE. The Borrower agrees that there are no conditions or understandings which are not expressed in this Note, the Credit Agreement and the other Credit Documents. This Note may be signed by facsimile signature or other electronic delivery of an image file reflecting the execution hereof, and if so signed, may be relied on by Oak Street as if the document were a manually signed original and will be binding on the Borrower for all purposes.

11. SEVERABILITY. The declaration of invalidity of any provision of this Note shall not affect any part of the remainder of the provisions.

12. ASSIGNMENT. The Borrower shall not have the right to assign any of the Borrower's rights, remedies or obligations described in this Note. Oak Street may sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, or any right or remedy under, this Note and the Obligations evidenced hereby.

13. MODIFICATION; WAIVER OF LENDER. The modification or waiver of any of the Borrower's obligations or Oak Street's rights under this Note must be contained in a writing signed by the Borrower and Oak Street. A waiver on one occasion shall not constitute a waiver on another occasion.

14. NOTICES. Any notices under or pursuant to this Note shall be made in accordance with the Credit Agreement.

15. TIME IS OF THE ESSENCE. Time is of the essence in carrying out all of the provisions in this Note.

16. JOINT AND SEVERAL. To the extent a term or provision of this Note is applicable to "Borrower", it is applicable to each and every Borrower unless the context expressly indicates otherwise. All of the obligations of the Borrower under this Note are joint, several and primary. The Borrower shall not be or be deemed to be an accommodation party with respect to this Note.

17. GOVERNING LAW; ENFORCEMENT. This Note will be (a) governed by Indiana law and (b) enforced by Oak Street in the courts and jurisdictions, in each case, as provided in the Credit Agreement.

18. JURY WAIVER. THE BORROWER AND OAK STREET WAIVE THE RIGHT TO A TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS NOTE AS PROVIDED IN THE CREDIT AGREEMENT.

19. ELECTRONIC SIGNATURE ACKNOWLEDGMENT. Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

{*Signature Page Follows*}

IN WITNESS WHEREOF, the undersigned have executed this Note to be effective as of the Effective Date.

[Borrower's electronic signature is on the following page]

OAK STREET:
OAK STREET FUNDING LLC

By: ____
Rick Dennen, President

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

Southwestern Montana
Insurance Center, LLC

DocuSigned by:
Ezra Beyman
A56D5F29DBE3487...

Name: Ezra Beyman

Title: Manager

4/24/2022 | 8:08 AM EDT

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

Altruis Benefit Consultants, Inc.

DocuSigned by:
YaakovBeyman
7DF72EBFDF324C0...

Name: Yaakov A. Beyman

Title: President

4/25/2022 | 10:26 AM EDT

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

Fortman Insurance Services, LLC

DocuSigned by:
Ezra Beyman
A56D5F29DBE3487...

Name: Ezra Beyman

Title: Manager

4/24/2022 | 8:08 AM EDT

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

UIS Agency, LLC f/k/a
Commercial Coverage Solutions LLC

DocuSigned by:
Ezra Beyman
A56D5F29DBE3487...

Name: Ezra Beyman

Title: Manager

4/24/2022 | 8:08 AM EDT

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

Employee Benefits Solutions, LLC

DocuSigned by:

Ezra Beyman

A56D5F29DBE3487...

Name: Ezra Beyman

Title: Manager

4/24/2022 | 8:08 AM EDT

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

US Benefits Alliance, LLC

DocuSigned by:
Ezra Beyman
A56D5F29DBE3487...

Name: Ezra Beyman

Title: Manager

4/24/2022 | 8:08 AM EDT

oak street funding

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

Reli Exchange, LLC

DocuSigned by:
Ezra Beyman
A56D5F29DBE3487...

Name: Ezra Beyman

Title: Manager

4/24/2022 | 8:08 AM EDT

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

Kush Benefits Solutions, LLC By: Reliance Global Group, Inc., its Manager	**Reliance Global Group, Inc.**	**Reliance Global Holdings, LLC**
DocuSigned by: Ezra Beyman A56D5F29DBE3487...	DocuSigned by: Ezra Beyman A56D5F29DBE3487...	DocuSigned by: Ezra Beyman A56D5F29DBE3487...
Name: Ezra Beyman	Name: Ezra Beyman	Name: Ezra Beyman
Title: Manager - CEO	Title: Manager - CEO	Title: Manager - CEO
4/24/2022 | 8:09 AM EDT	4/24/2022 | 8:09 AM EDT	4/24/2022 | 8:09 AM EDT

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

DocuSigned by:

Debra Beyman

CA3636B99544405...

Name: Debra Beyman

Title: Guarantor

4/24/2022 | 8:01 AM EDT

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

DocuSigned by:

YAAKOV BEYMAN

7DF72EBFDF324C0...

Name: Yaakov Beyman

Title: Guarantor

4/25/2022 | 10:24 AM EDT

oak street funding

Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

DocuSigned by:

Ezra Beyman

A56D5F29DBE3487...

Name: Ezra Beyman

Title: Guarantor

4/24/2022 | 8:09 AM EDT